Exhibit 10.11


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                               AGREEMENT OF LEASE

                                     BETWEEN

                        410 PARK AVENUE ASSOCIATES, L.P.

                                      OWNER

                                     - AND -


                               CAPITAL TRUST, INC.

                                     TENANT



                                    Premises:
                         Entire Fourteenth (14th) Floor
                                 410 Park Avenue
                               New York, New York




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



AGREEMENT OF LEASE (this "Lease" or "this lease"), dated as of this 3rd day of May 2000, between 410 PARK AVENUE ASSOCIATES, L.P., a New York limited partnership, having an office at 410 Park Avenue, New York, New York, 10022, party of the first part, hereinafter referred to as OWNER, and CAPITAL TRUST, INC., a New York corporation, having an office at 605 Third Avenue,.New York, New York, party of the second part, hereinafter referred to as TENANT,

WITNESSETH: Owner hereby leases to Tenant and Tenant hereby hires from Owner, the entire fourteenth (14th) floor, as shown on the rental plan annexed hereto and made a part hereof as Exhibit A (the "Demised Premises" or "demised premises," whether capitalized or not), which the parties hereto agree, without representation, contain 11,885 rentable square feet in the building known as 410 Park Avenue, New York, New York (the "building" or "Building"), for the term of approximately ninety seven (97) months (or until such term shall sooner cease and expire as hereinafter provided) to commence subject to Articles 24 and 46 hereof on June 1, 2000 (the "Commencement Date"), and to end nevertheless on June 30, 2008 (the "Expiration Date"), both dates inclusive at an annual rental rate as set forth in Article 1 hereof which Tenant agrees to pay in lawful money of the United States which shall be legal tender in payment of all debts and dues, public and private, at the time of payment, in equal monthly installments in advance on the first day of each calendar month during said term, at the office of Owner or such other place as Owner may designate, without any set off, counterclaim or deduction whatsoever (except as expressly permitted pursuant to the terms and provisions of this Lease), except that the first (1st) monthly installment shall be paid upon execution hereof. No easement for light or air is included in the Demised Premises.

           The parties hereto, for themselves, their heirs, distributees, executors, administrators, legal representatives, successors and assigns, hereby covenant as follows:

1. RENT

           A. Basic Annual Rent.
              -----------------

               (i) Tenant shall pay fixed rent ("Basic Annual Rent") at the annual rental rates of SEVEN HUNDRED SEVENTY TWO THOUSAND FIVE HUNDRED TWENTY FIVE AND 00/100 ($772,525.00) DOLLARS per annum ($64,377.08) per month for the first forty six (46) months following the Commencement Date and EIGHT HUNDRED NINETY ONE THOUSAND THREE HUNDRED SEVENTY FIVE AND 00/100 ($891,375.00) DOLLARS per annum ($74,281.25 per month) for the balance of the term of this lease.

               (ii) In the event that this Lease shall commence (or terminate) on a day other than the first (or last) day of a calendar month, Tenant shall pay Owner with respect to such partial month an amount equal to one monthly installment of Basic Annual Rent multiplied by a fraction, the numerator of which is the number of days remaining in said month (or remaining during the lease term) (including the day of termination) and the denominator of which is the total number of days in said month.

               (iii) If Owner receives from Tenant any payment less than the sum of the Basic Annual Rent, additional rent and other charges then due and owing pursuant to the terms of this lease ("Partial Payment"), Owner, in its sole discretion, without any liability to Tenant, may allocate such Partial Payment in whole or in part to any Basic Annual Rent, any additional rent and/or any other charges or to any combination thereof.

               (iv) Provided Tenant is not then in default beyond the expiration of applicable notice, grace and cure periods under the terms, covenants and conditions of this lease on Tenant's part to be observed and performed, Tenant shall have the right to use and occupy the Demised Premises free of Basic Annual Rent only for the first three (3) months following the Commencement Date (the day thereafter hereinafter called the "Rent Commencement Date"), except that Tenant shall pay to the Utility (as defined in Article 12) all sums due under
Article 12 for electric current. Except for the free Basic Annual Rent allowance as herein provided, Tenant shall use and occupy the Demised Premises pursuant to all of the other terms, covenants and conditions of this lease.

           B. Escalations.
              ------------

           (i) It is understood that the Basic Annual Rent specified in Paragraph 1A above does not include provision for any increase in the amount of real estate taxes on the Building and the land ("Land") or in the cost of operations and maintenance thereof. Therefore, in order that the rental payable throughout the term of the Lease shall reflect any such increase the parties agree as hereinafter provided. The additional rent payable pursuant hereto is hereinafter called the "Rent". Owner shall have the same remedies with respect to a default in payment of additional rent as Owner has with respect to a default in payment of Basic Annual Rent. Certain terms herein are defined as follows:

               (a) Tenant's Percentage: The amount of Tenant's pro rata share of the increase in Taxes over the Base Tax Year. Tenant's Percentage is agreed to be 6.02% of such increase.

               (b) Wage Rate Amount: The Wage Rate payable for the calendar year ending December 31, 2000 (the "Wage Rate Amount").

               (c) Tax Year: a Tax Year shall be any fiscal year or portion thereof occurring during the term of this lease, commencing on July 1 and ending on the next June 30. If the City of New York should amend its fiscal period, then the term Tax Year shall mean the twelve (12) month fiscal year adopted by the City of New York.

               (d) Base Tax: shall mean the average of Taxes for the Tax Years 1999/2000 and 2000/2001, i.e., the amount determined by adding the Taxes imposed during the Tax Years 1999/2000 and 2000/2001 and dividing by the number two (2) (the "Base Tax Year").

               (e) Taxes: All real estate taxes, including the New York State equalization factor if any, payable (adjusted after protest or litigation, if any) for any part of the term of this lease, exclusive of penalties or discounts, on the Building and/or the Land, (i) any taxes which shall be levied in lieu of any such taxes including which shall be levied on the gross rentals of the Building and/or the Land, (ii) any special assessments against the Building and/or the Land (including any business improvement district assessments) which shall be required to be paid during the fiscal year in respect to which taxes are being determined (as to assessments which are payable over a period of time extending beyond the term of this Lease, only a portion thereof covering the unexpired portion of the term of this Lease at the time of such imposition shall be included in Taxes), and (iii) the expense of contesting the amount or validity of any such taxes, charges or assessments, such expense to be applicable to the period of the item contested. Taxes shall exclude real property transfer taxes, mortgage recording taxes and interest and penalties on Owner's late tax payments. Taxes shall also exclude income taxes, franchise taxes, estate taxes, profit taxes, inheritance taxes, capital levy taxes and gift taxes. In the event Owner successfully contests the Taxes with a resulting decrease therein, Owner shall promptly after such reduction refund or credit to Tenant, as the case may be, Tenant's Percentage of such decrease, less Tenant's Percentage of the out-of-pocket expenses incurred in contesting the Taxes pursuant to subdivision (iii) without duplication of the certiorari expenses payable pursuant to subdivision (iii) above. The obligation of Owner to refund or credit Tenant with the amount of any overpayment and the obligation of Tenant to pay any underpayment shall survive the expiration or sooner termination of this Lease. The Owner reserves the right to recompute the Rent due hereunder in the event of a reduction of Taxes for the Base Tax Year and the Tenant agrees to pay such Rent when billed.

               (f) "Wage Rate" shall mean the minimum regular hourly rate of wages, excluding, however, all fringe benefits, computed as paid over a forty-hour week to Porters in Class A office buildings pursuant to an Agreement between the Realty Advisory Board on Labor Relations, Incorporated, or any successor thereto, and Local 32B-32J of the Building Service Employees International Union, AFL-CIO, or any successor thereto; and provided, however, that if there is no such agreement in effect on any January 1, prescribing a wage rate for Porters, computations and payments shall thereupon be made upon the basis of the regular hourly wage rate actually payable to Porters by Owner or by Owner's service contractors over a forty hour week, in effect from time to time during the term of this Lease, and provided, however, that if in any year during the term the regular employment of Porters shall occur on days or during hours which overtime or other premium pay rates are in effect pursuant to said Agreement, then the term "hourly rate of wages" as used herein shall be deemed to mean the average hourly rate for the hours in a calendar week during which Porters are regularly employed (e.g., if pursuant to an agreement between Realty Advisory Board and the Local the regular employment of Porters for forty hours during a calendar week is at a regular hourly wage rate of $3.00 for the first thirty hours, and premium or overtime hourly wage rate of $4.50 for the remaining ten hours, then the hourly rate of wages under this Article during such period shall be the total weekly rate of $135.00 divided by the total number of regular hours of employment, forty or $3.375). For purposes hereof, "Class A office buildings" shall mean the class of office buildings defined as such under the current agreement with said Local 32B-32J.

               (g) "Base Wage Rate" shall mean the Wage Rate in effect December 31, 2000.

               (h) The term "Porters" shall mean that classification of non-supervisory employees employed in and about the Building who devote a major portion of their time to general cleaning, maintenance and miscellaneous services essentially of a non-technical and non-mechanical nature and are the type of employees who are presently included in the classification of "Class A-Others" in the Commercial Building Agreement between the Realty Advisory Board and Local 32B-32J.

               (i) "Multiplication Factor" shall mean 11,885.

               (j) If the Wage Rate for any calendar year during the term hereof shall be increased above the Base Wage Rate, then Tenant shall pay to Owner as Additional Rent, an amount (the "Wage Increase Charge") equal to the product obtained by multiplying the Multiplication Factor by the number of cents (including any fraction of a cent) by which the Wage Rate is greater than the Base Wage Rate, such payment to be made in equal monthly installments of fixed rent falling due on or after the effective date of such increase in Wage Rate (payable retroactive from said effective date forward) and continuing thereafter until a new adjustment shall have become effective in accordance with the provisions of this Article. Owner shall give Tenant notice of each change in Wage Rate (the "Wage Rate Statement") that will be effective to create or change Tenant's obligation to pay the Wage Increase Charge pursuant to the provisions of this Article, which notice shall contain Owner's calculation of the Wage Increase Charge payable resulting from such increase in Wage Rate. In the event that any increase in the wage rate shall be retroactive or apply to a period prior to the issuance of the notice by Owner of Owner's calculation, Tenant shall pay to Owner within twenty (20) days of notice, the amount of any retroactive adjustment. The Wage Increase Charge shall be prorated, if necessary, to correspond with that portion of a calendar year occurring within the term hereof. The Wage Rate and Base Wage Rate shall be calculated in accordance with such practices and procedures as and generally applied in such calculations by Owners of comparable office buildings in Manhattan.

               (k) Nothing contained in this paragraph shall be construed so as to reduce the Basic Annual Rent.

               (l) In order to provide for current payments on account of an increase in the Taxes over the Base Tax Year, Tenant agrees, at Owner's request, to pay, in advance, as additional rent, Tenant's Percentage for the ensuing twelve (12) months, as estimated by Owner from time to time, pursuant to a written statement setting forth Owner's estimate in twelve (12) monthly installments, each in an amount equal to 1/12th of Tenant's Percentage so


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



estimated by Owner (which amount Tenant agrees shall, notwithstanding anything herein set forth to the contrary, be paid at such times and in such amounts as may from time to time be required to be escrowed with any mortgagee escrowing for Taxes, provided, however, that pursuant to the existing mortgage, no such escrow deposit is currently required) commencing on the first day of the month following the month in which Owner notifies Tenant of the amount of such estimated Tenant's Percentage. If, as finally determined, Tenant's Percentage shall be greater than or less than the aggregate of all installments so paid on account to the Owner for such twelve (12) month period, then Tenant shall within twenty (20) days after being billed therefor, pay to Owner the amount of such underpayment, or the Owner shall within thirty (30) days refund or credit Tenant for the amount of such overpayment, as the case may be. It is the intention hereunder to estimate the amount of Taxes for each year and then to adjust such estimate in the following year based on actual Taxes incurred and/or paid by Owner. The obligation of the Tenant with respect to the payment of Rent or Owner's obligation to refund or credit Tenant any overpayment shall survive the expiration or sooner termination of this Lease. Any payment, refund, or credit made pursuant to this Paragraph shall be made without prejudice to any right of the Tenant to dispute, or of the Owner to correct, any item(s) as billed pursuant to the provisions hereof.

               (m) Notwithstanding anything herein contained to the contrary, Tenant shall pay Owner one hundred (100%) percent of any increase in Taxes (the "Capital Improvement Increase") resulting from any increase in the assessment of the Building or any portion thereof by reason of capital improvements made by or at the request of Tenant or any party claiming through or under Tenant and such Capital Improvement Increase shall be otherwise excluded from Taxes in determining Tenant's Percentage of the increase thereof as hereinbefore stated, provided that the taxes allocable to the Capital Improvement Increase are separately assessed or otherwise readily determinable from the tax bills.

               (n) No subsequent decrease or correction in favor of Tenant in the calculation of Taxes and/or the Wage Increase Charge (whether as a result of challenge or otherwise) shall reduce the Basic Annual Rent, provided, however, that Taxes and the Wage Rate Increase Charge may increase or decrease periodically but never so as to reduce the Basic Annual Rent.

               (o) The computation under this Article is intended to constitute a formula for agreed rental escalation and may or may not constitute an actual reimbursement to Owner for the costs and expenses paid with respect to the Land and Building.

               (p) Owner shall not be obligated to contest the levy or assessment of any Taxes, and it shall be at Owner's sole discretion whether any such contest shall be undertaken. Owner hereby reserves the exclusive right to take and prosecute all such proceedings, including any such proceedings for the Base Year, and if so taken, Owner may proceed without notice to Tenant and may prosecute the proceeding, including settlement and discontinuance, in such manner as Owner may determine.

               (q) If the Commencement Date or the Expiration Date shall occur on a date other than the first day of the calendar month, then all Basic Annual Rent and additional rent shall be pro-rated based upon a 30-day calendar month and the number of days elapsed or remaining in any particular calendar year.

          C. Late Payment.
             ------------

          If more than once in any twelve (12) month period occurring during the term of this Lease any installment of Basic Annual Rent or additional rent due hereunder is not paid on or before the tenth day of the month during which such installment is due, Tenant shall pay to Owner as additional rent, on or before the first day of the following month four ($.04) cents for each dollar so overdue (but in no event greater than the maximum interest rate permitted by law) in order to defray Owner's administrative and other costs in connection with such late payment. The additional rent attributable to Tenant's late payment of rent pursuant to this paragraph (C) shall be in addition to and not in lieu of any and all of Owner's rights and remedies granted under this lease and by law in the event of a default in payment of Rent by Tenant beyond applicable grace and cure periods.

2. OCCUPANCY:

           Tenant shall use and occupy the Demised Premises for general and ancillary uses incidental thereto and executive offices and for no other purpose.

3.         TENANT ALTERATIONS AND TENANT'S WORK:

          A. Tenant Alterations.
             -------------------

               (i) Tenant shall make no changes in or to the Demised Premises of any nature without Owner's prior written consent, except that Tenant may make purely decorative changes to the Demised Premises such as painting and carpeting without Owner's prior consent, but upon prior written notice to Owner. Tenant may make any Non-Material Alteration (hereinafter defined) subject to Owner's prior approval, such approval not to be unreasonably withheld or delayed. All of Tenant's Work shall be performed utilizing contractors and subcontractors approved by Owner (Owner hereby approves Anchor Construction, Barbara Kayovit, Principal, in connection with Tenant's Work), provided however, that with respect to all of Tenant's initial work and any subsequent work, Tenant shall use Owner's designated mechanical


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engineer, M. Chetrit Consulting Engineers, Inc., ("Chetrit") for the preparation and design of all HVAC and electrical work and for the supervision required in connection therewith, provided that the fees charged by such Chetrit shall be reasonable and competitive with other third parties providing comparable services to comparable office buildings in the City of New York. Any "Material Alteration" (hereinafter defined) shall be made only with Owner's absolute prior approval in each instance. Tenant shall, before making any alterations, additions, installations or improvements, at its expense, obtain all permits, approvals and certificates required by any governmental or quasi-governmental bodies and (upon completion) certificates of final approval thereof and shall deliver promptly duplicates of all such permits, approvals and certificates to Owner and Tenant agrees to carry and will cause Tenant's contractors and
sub-contractors  to  carry  such  workman's  compensation,   general  liability,
personal and property damage insurance as Owner may reasonably require and is otherwise consistent with requirements mandated by other office buildings in New York City which are of comparable quality and character as the Building.

               As used herein, a "Non-Material Alteration" is an alteration, installation, addition or improvement which (i) is limited to the interior of the Demised Premises or which does not affect the exterior (including the appearance) of the Building, (ii) is not structural and does not affect the strength of the Building, and/or (iii) does not affect the usage or functioning of the mechanical, electrical, sanitary, plumbing, heating, ventilating, air-conditioning or other service system of the Building and/or (iv) costs $100,000 or less in each instance. A "Material Alteration" is any alteration not constituting a Non-Material Alteration or a purely decorative alteration (such as painting or carpeting).

               (ii) If any mechanic's lien is filed against the Demised Premises, or the Building of which the same forms a part, for work claimed to have been done for, or materials furnished to, Tenant, whether or not done pursuant to this article, the same shall be bonded against or discharged by Tenant within forty five (45) days after Tenant receives notice thereof, at Tenant's expense, by filing the bond required by law.

               (iii) All fixtures and all paneling, partitions, railings and like installations, installed in the Demised Premises at any time, either by Tenant or Owner in Tenant's behalf, shall, upon installation, become the property of Owner and shall remain upon and be surrendered with the Demised Premises unless Owner, at the time Owner approves Tenant's Plan (hereinafter defined), elects to relinquish Owner's right to any non-Building standard installations such as, without limitation, raised flooring, supplementary air conditioning etc. and to have them removed by Tenant, in which event the same shall be removed from the Demised Premises by Tenant prior to the expiration of the Lease, at Tenant's expense. Nothing in this Article shall be construed to
(a) require Tenant to remove any Building standard installations such as, without limitation, painting, carpeting and partitioning or (b) give Owner title to or to prevent Tenant's removal of trade fixtures, moveable office furniture and equipment, but upon removal of any such from the Demised Premises or upon removal of other installations as may be required by Owner, Tenant shall immediately and at its expense, repair and restore the Demised Premises to the condition existing prior to the installation (ordinary wear and tear and damage due to the elements excepted) and repair any damage to the Demised Premises or the Building due to such removal. All property permitted or required to be removed, by Tenant at the end of the term remaining in the Demised Premises after Tenant's removal shall be deemed abandoned and may, at the election of Owner, either be retained as Owner's property or may be removed from the Demised Premises by Owner, at Tenant's expense. Notwithstanding the foregoing, Tenant shall not be required to remove any Building standard installations (such as, without limitation, painting, carpeting and partitions).

          B. Tenant's Work.
             -------------

               (i) Prior to Tenant's commencing any work in the Demised Premises, Tenant shall submit to Owner for Owner's written approval, plans and specifications (herein collectively referred to as "Tenant's Plan") for or in connection with the improvements and installations to be made by Tenant (herein collectively referred to as "Tenant's Work"). Tenant's Plan shall be fully detailed, shall show complete dimensions, shall not require any changes in the structure of the Building and shall not be in violation of any laws, orders, rules or regulations of any governmental department or bureau having jurisdiction of the premises.

               (ii) Within fifteen (15) business days after  submission to Owner of Tenant's Plan, Owner shall either approve same or shall set forth in writing the particulars in which Owner does not approve same, in which latter case Tenant shall, if Tenant wishes to proceed with such work, within fifteen (15) days after Owner's notification, return to Owner appropriate corrections thereto. Such corrections shall be subject to Owner's approval which shall be granted or withheld in accordance with the provisions of paragraph 3A above. Tenant shall pay to Owner, promptly upon being billed, any reasonable out-of-pocket charges or expenses Owner may reasonably incur in reviewing Tenant's Plan and/or insuring compliance therewith.

               (iii) Tenant further agrees that Tenant shall not make any changes (other than in a de minimus manner) in Tenant's Plan subsequent to approval by Owner unless Owner reasonably consents to such changes (such approval to be granted or withheld pursuant to the provisions of paragraph 3A above). Provided that Owner shall have advised Tenant of Owner's reasonable estimate thereof (to the extent then reasonably known to Owner), Tenant shall pay to Owner all out-of-pocket costs and expenses caused by such changes which Owner may incur or sustain in the performance by Owner of any construction or work it is performing in the Building. Any charges payable under this subparagraph shall be paid by Tenant as additional rent within twenty (20) days after rendition of a statement by Owner.



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               (iv) Following  compliance by Tenant with its  obligations  under the foregoing subparagraphs and approval of Tenant's Plan by Owner, Tenant shall commence Tenant's Work and it shall proceed diligently with same until completion.

               (v) Tenant agrees that in the performance of Tenant's Work (i) neither Tenant nor its agents or employees shall interfere with any work being done by Owner and its contractors, agents and employees, (ii) that Tenant shall comply with any reasonable work schedule, rules and regulations proposed by Owner, its agents, contractors or employees, (iii) that the labor employed by Tenant shall be harmonious and compatible with the labor employed by Owner in the Building, it being agreed that if in Owner's judgment the labor is incompatible Tenant shall forthwith upon Owner's demand withdraw such labor from the premises, (iv) prior to commencing Tenant's Work, Tenant shall procure and deliver to Owner worker's compensation, public liability and property damage and such other insurance policies, in such amounts as shall be reasonably acceptable to Owner in connection with Tenant's Work, but, with respect to public liability and property damage, in no event less than the amounts set forth in Article 8, and shall upon Owner's request cause Owner and, except for public liability insurance, any mortgagee of the Building to be named as an insured thereunder,
(v) that Tenant shall hold Owner harmless from and against any and all claims arising from or in connection with any act or omission of Tenant or its agents, contractors and employees, (vi) that Tenant's Work shall be performed in accordance with the approved Tenant's Plan and in compliance with the laws, orders, rules and regulations of any governmental departments or bureau having jurisdiction of the Demised Premises (including, but not limited to, The Americans With Disabilities Act of 1990 and regulations promulgated thereunder) and Tenant shall immediately correct any non- conforming work, and (vii) that Tenant shall promptly pay for Tenant's Work in full to the extent that such payment is not the responsibility of Owner, and shall not permit any lien to attach to the Demised Premises or the land and/or Building.

               (vi) In the event that (i) the cost ( inclusive of "hard" and "soft" costs) of any Tenant's Work exceeds SEVENTY FIVE THOUSAND ($75,000) DOLLARS, in addition to complying with all other provisions hereof, Tenant shall provide, or cause its contractor to provide to Owner with a surety bond for the payment for and performance of Tenant's Work, including a dual obligee rider, covering the construction or so-called "hard" costs, which bond or guaranty shall be in form reasonably satisfactory to Owner and shall be signed by a surety or sureties or guarantor, as the case may be, reasonably acceptable to Owner and otherwise licensed to transact business in New York State or (b) provide Owner with reasonable proof otherwise satisfactory to Owner of Tenant's ability to pay up to 125% of the estimated cost of Tenant's Work. Notwithstanding the foregoing, the requirement for the issuance of a surety bond shall be waived solely to the extent that Capital Trust, Inc. is the Tenant under this Lease, it being agreed that any subtenant or assignee or any party other than Tenant named herein shall be obligated to deliver a surety bond as hereinbefore provided.

               (vii) Owner may, at any time and from time to time, at Owner's expense (except same shall be at Tenant's expense if Tenant shall be or shall be determined to be in default under this Paragraph B) upon reasonable prior notice to Tenant written or oral (except in emergency cases when no prior notice, written or oral, shall be necessary), in addition to any other right of access given to Owner pursuant to the terms of this lease, enter upon the Demised Premises with one or more engineers and/or architects of Owner's selection
("Owner's Architect") to determine the course and degree of completion of Tenant's Work and its compliance with Tenant's Plan and the terms and conditions of this lease.

               (viii) Anything hereinabove contained to the contrary notwithstanding, nothing contained herein shall be construed to be a consent by Owner to any lien against the fee interest in the Demised Premises or land or the Building.

               (ix) All Work done by Tenant shall be subject to the provisions of Paragraph 3 hereof unless specifically stated to the contrary in this lease.

               (x) As there presently exists in the Demised Premises a sprinkler system, if such system or any of its appliances shall be damaged or injured or not in proper working order on account of Tenant's work or otherwise caused by the acts or omissions of Tenant or any party claiming through or under Tenant (other than Owner or any party claiming through or under Owner), the Tenant shall forthwith restore the same to good working condition at its own expense; and if the Board of Fire Underwriters or Fire Insurance Exchange or any bureau, department or official of the state or city government, require or recommend that any changes, modifications, alterations or additional sprinkler heads or other equipment be made or supplied by reason of the Tenant's business, or the location of partitions, trade fixtures, or other contents of the Demised Premises, Tenant shall, at the Tenant's expense, promptly make and supply such changes, modifications, alterations, additional sprinkler heads or other equipment.

4. MAINTENANCE AND REPAIRS:

          Tenant shall, throughout the term of this Lease, take good care of the Demised Premises and the fixtures and appurtenances therein. To the extent that Tenant elects to install any supplementary air conditioning units or units as hereinafter provided, Tenant shall assume sole responsibility for the repair, maintenance and replacement of said unit(s). Tenant shall be responsible for all damage or injury to the Demised Premises or any other part of the Building and the systems and equipment thereof, whether requiring structural or nonstructural repairs caused by or resulting from carelessness, omission, neglect or improper conduct of Tenant, Tenant's subtenants, agents, employees, invitees or licensees (other than Owner or any party claiming through or under Owner), or which arise out of any work, labor, service or equipment done for or supplied to Tenant or any subtenant (other than Owner, or any party claiming through or under Owner) or arising out of the installation, use or operation of the property or equipment of Tenant or any subtenant reasonable wear and tear and casualty excepted. Except to the extent caused by Owner or any party claiming through or under Owner, Tenant shall also repair all damage to the Building and the Demised Premises caused by the moving of Tenant's fixtures, furniture and equipment. Tenant shall promptly make, at Tenant's expense, all repairs in and to the Demised Premises for which Tenant is responsible, using only the contractor for the trade or trades in question, selected from a list of at least three (3) contractors per trade submitted by Owner provided that the prices of all contractors shown on Owner's list shall be industry competitive. Any other repairs in or to the Building or the facilities and systems thereof for which Tenant is responsible shall be performed by Owner at the Tenant's reasonable expense. Tenant shall have the right to request additional contractors and subcontractors be added to the list for Owner's prior approval. Owner shall maintain in good working order and repair the exterior and the structural portions of the Building, including the structural portions of its Demised Premises, and the public portions of the Building interior and Building plumbing, electrical, heating and ventilating systems ( to the extent such systems presently exist) serving the Demised Premises. Tenant agrees to give prompt notice of any defective condition in the premises for which Owner may be responsible hereunder. Except as expressly provided in Article 9 hereof, there shall be no allowance to Tenant for diminution of rental value and no liability on the part of Owner by reason of inconvenience, annoyance or injury to business arising from Owner or others making repairs, alterations, additions or improvements in or to any portion of the Building or the Demised Premises or in and to the fixtures, appurtenances or equipment thereof. Except as set forth in the second (2nd) paragraph of Article 27 hereof, it is specifically agreed that Tenant shall not be entitled to any setoff or reduction of rent by reason of any failure of Owner to comply with the covenants of this or any other article of this Lease.

5. WINDOW CLEANING:

          Tenant will not clean nor require, permit, suffer or allow any window in the Demised Premises to be cleaned from the outside in violation of Section 202 of the Labor Law or any other applicable law or of the Rules of the Board of Standards and Appeals, or of any other Board or body having or asserting jurisdiction.

6. REQUIREMENTS OF LAW, FIRE INSURANCE, FLOOR LOADS:

          After the commencement of the lease term, Tenant, at Tenant's sole cost and expense, shall promptly comply with all present and future laws, orders and regulations of all state, federal, municipal and local governments, departments, commissions and boards and any direction of any public officer pursuant to law, and all orders, rules and regulations of the New York Board of Fire Underwriters, Insurance Services Office, or any similar body which shall impose any violation, order or duty upon Owner or Tenant with respect to the Demised Premises, solely when arising out of Tenant's specific manner of use thereof (including any Tenant alterations), or, with respect to the Building solely when arising out of Tenant's manner of use of the premises or the Building. Nothing herein shall require Tenant to make structural repairs or alterations unless Tenant has, by its manner of use of the Demised Premises or method of operation therein, violated any such laws, ordinances, orders, rules, regulations or requirements with respect thereto. Tenant may, after securing Owner to Owner's satisfaction against all damages, interest, penalties and expenses, including, but not limited to, reasonable attorney's fees, by cash deposit or by surety bond in an amount and in a company reasonably satisfactory to Owner, contest and appeal any such laws, ordinances, orders rules, regulations or requirements provided same is done with all reasonable promptness and provided such appeal shall not subject Owner to prosecution for a criminal offense or constitute a default under any lease or mortgage under which Owner may be obligated, or cause the Demised Premises or any part thereof to be condemned or vacated. Tenant shall not do or permit any act or thing to be done in or to the Demised Premises which is contrary to law, or which will invalidate or be in conflict with public liability, fire or other policies of insurance at any time carried by or for the benefit of Owner with respect to the Demised Premises or the Building of which the Demised Premises form a part, or which shall or might subject Owner to any liability or responsibility to any person or for property damage. Tenant shall not keep anything in the Demised Premises except as now or hereafter permitted by the Fire Department, Board of Fire Underwriters, Fire Insurance Rating Organization or other authority having jurisdiction, and then only in such manner and such quantity so as not to increase the rate for fire insurance applicable to the Building (unless Tenant pays such increased rate), nor use the premises in a manner (other than the permitted use pursuant to Article 2) which will increase the insurance rate for the Building (unless Tenant pays such increased rate) or any property located therein over that in effect prior to the commencement of Tenant's occupancy. Tenant shall pay all reasonable costs, expenses, fines, penalties, or damages, which may be imposed upon Owner by reason of Tenant's failure to comply with the provisions of this article and if by reason of such failure the fire insurance rate shall, at the beginning of this Lease or at any time thereafter, be higher than it otherwise would be, then Tenant shall reimburse Owner, as additional rent hereunder, for that portion of all fire insurance premiums thereafter paid by Owner which shall have been charged because of such failure by Tenant. In any action or proceeding wherein Owner and Tenant are parties, a schedule or "make-up" of rate for the Building or Demised Premises issued by the New York Fire Insurance Exchange, or other body making fire insurance rates applicable to said premises shall be conclusive evidence of the facts therein stated and of the several items and charges in the fire insurance rates then applicable to said premises. Tenant shall not place a load upon any floor of the Demised Premises exceeding the floor load per square foot area which it was designed to carry and which is allowed by law. Owner reserves the right to reasonably prescribe the weight and position of all safes, business machines (other than personal and desk top computers) and mechanical equipment. Such installations shall be placed and maintained by Tenant, at Tenant's expense, in settings sufficient, in Owner's reasonable judgement, to absorb and prevent vibration, noise and annoyance.

7. SUBORDINATION ATTORNMENT AND REQUEST FOR NON-DISTURBANCE:

          A. Subordination. This Lease is subject and subordinate to all ground or underlying leases and to all mortgages which may now or hereafter affect such leases or the real property of which Demised Premises are a part and to all renewals, modifications, consolidations, replacements and extensions of any such underlying leases and mortgages. This clause shall be self-operative and no further instrument of subordination shall be required by any ground or underlying lessor or by any mortgagee, affecting any lease or the real property of which the Demised Premises are a part.

          B. Attornment. If at any time or times during the term of this Lease, the Building and/or Land shall be encumbered by a mortgage or mortgages and/or if the Owner of the Demised Premises shall be the holder under a ground or other underlying lease of a leasehold estate covering premises of which the Demised Premises are a part, and if such mortgagee or ground or underlying lessor shall so require or if such leasehold estate shall expire or terminate for any reason, Tenant shall, at the election and upon demand of any owner of the premises of which the Demised Premises are a part, or of any mortgagee in possession thereof, attorn to any such owner or mortgagee upon the terms and conditions set forth herein for the remainder of the term of this Lease. The foregoing provisions shall inure to the benefit of any such owner or mortgagee and shall, in the event of any such election and demand, be self-operative without the necessity of the execution of any further instruments; but Tenant agrees upon the demand of any such owner or mortgagee to execute, acknowledge and deliver any commercially reasonable instrument or instruments confirming such attornment. The foregoing provisions shall not be construed to limit or preclude any other rights which such owner or mortgagee may then have under law or otherwise.

          Owner agrees that it shall use reasonable efforts (at no cost or expense to Owner) to obtain and deliver to Tenant, from the existing mortgagee only, a non-disturbance agreement from the then holder of such existing mortgage, providing in substance that provided Tenant shall have entered into possession and occupancy of the Demised Premises and commenced payment of Basic Annual Rent and additional rent hereunder, and so long as Tenant is not in default after applicable grace, notice and/or cure periods in its obligations for the payment of Basic Annual Rent and additional rent and in the performance of the other terms, covenants and conditions to be performed on its part under this Lease, its possession of the Demised Premises will not be disturbed during the term hereof, notwithstanding the foreclosure of any such mortgage, and Tenant will not be named as a party defendant in any foreclosure proceedings brought for the recovery of possession, it being hereby covenanted and agreed to by Tenant that the holder of any such mortgage, or anyone claiming by, through or under said holder shall not be:

          (a) liable for any act or omission for any prior Owner (including Owner) except to the extent any such act or omission continues after such recovery of possession and such act or omission is susceptible to cure, or

          (b) subject to any offsets or defenses which Tenant might have against any prior Owner (including Owner), or

          (c) bound by any fixed rent or additional rent or other charges which Tenant might have paid for more than the current month to a prior Owner (including Owner), or

          (d) bound by any modification of this Lease made without the consent of such mortgagee.

               The inability of Owner to obtain such agreement shall not be deemed a default on Owner's part of its obligations hereunder, or impose any claim in favor of Tenant against Owner by reason thereof, or affect the validity of this Lease. Tenant agrees to
               (i) execute and deliver to such existing mortgagee a nondisturbance and attornment agreement in form and substance customarily adopted by such mortgagee and (ii) reimburse Owner for all reasonable expenses incurred by Owner in connection therewith, including legal expenses.

8. PROPERTY LOSS, DAMAGE, REIMBURSEMENT, INDEMNITY:

          A. Owner or its agents shall not be liable for any damage to property of Tenant or of others entrusted to employees of the Building, nor for loss of or damage to any property of Tenant by theft or otherwise, nor for any injury or damage to persons or property resulting from any cause of whatsoever nature, unless caused by or due to the intentional acts, omissions or the negligence of Owner, its agents, servants or employees. Owner or its agents will not be liable for any such damage caused by other tenants or persons in, upon or about said Building or caused by operations in construction of any private, public or quasi public work.

          B. If at any time any windows of the Demised Premises are temporarily closed, darkened or bricked up (or permanently closed, darkened or bricked up, if required by law) for any reason whatsoever, Owner shall not be liable for any damage Tenant may sustain thereby and Tenant shall not be entitled to any compensation therefor nor abatement or diminution of rent nor shall the same release Tenant from its obligations hereunder nor constitute an eviction. Other than if same arises out of the act, omission or negligence of Owner or any party claiming through or under Owner, Tenant shall indemnify and save harmless Owner against and from all liabilities, obligations, damages, penalties, claims, costs and expenses for which Owner shall not be reimbursed by insurance, including reasonable out-of-pocket attorneys fees, paid, suffered or incurred as a result of any breach by Tenant, Tenant's agents, contractors, employees, invitees, or licensees, of any covenant or condition of this Lease, or the carelessness, negligence or improper conduct of the Tenant, Tenant's agents, contractors, employees, invitees or licensees. Tenant's liability under this Lease extends to the acts and omissions of any sub-tenant, other than Owner or any party claiming through or under Owner, and any agent, contractor, employee, invitee or licensee of any sub-tenant. In case any action or proceeding is brought against Owner by reason of any such claim. Tenant, upon written notice from Owner, will, at Tenant's expense, resist or defend such action or proceeding by counsel reasonably approved by Owner in writing, such approval not to be unreasonably withheld or delayed.

9. DESTRUCTION, FIRE AND OTHER CASUALTY:

          A. If the Demised Premises or any part thereof shall be damaged by fire or other casualty, Tenant shall give immediate notice thereof to Owner and this Lease shall continue in full force and effect except as hereinafter set forth.

          B. If the Demised Premises are partially damaged or rendered partially unusable or inaccessible by Tenant in the ordinary course of Tenant's business by fire or other casualty, the damages thereto shall be promptly repaired by and at the expense of Owner and the Basic Annual Rent, Rent and Additional Rent, shall abate until five (5) days after written notice that such repair are substantially completed (which shall be limited to the core and structural shell only with access available to the Demised Premises and all Building systems servicing the Demised Premises operable), shall be apportioned from the day following the casualty according to the part of the premises which is usable; provided that the apportionment shall take into account the extent that the use of the undamaged portion of the Demised Premises by Tenant in the ordinary course of its business is adversely affected by the damage to the damaged portion of the Demised Premises.

          C. If the Demised Premises are totally damaged or rendered wholly unusable by fire or other casualty, then the rent shall be proportionately paid up to the time of the casualty and thenceforth shall cease until the date when the premises shall have been repaired and restored by Owner, subject to Owner's right to elect not to restore the same as hereinafter provided.

          D. If the Demised Premises are rendered wholly unusable or inaccessible by Tenant in the ordinary course of Tenant's business or (whether or not the Demised Premises are damaged in whole or in part) if the Building shall be so damaged that Owner shall decide to demolish it or to rebuild it, then, in any of such events, all rent will fully abate from the date of such casualty Owner may elect to terminate this lease by written notice to Tenant, given within 60 days after such fire or casualty, specifying a date for the expiration of the lease, which date shall not be more than 60 days after the giving of such notice, and upon the date specified in such notice the term of this lease shall expire as fully and completely as if such date were the date set forth above for the termination of this lease and Tenant shall forthwith quit, surrender and vacate the premises without prejudice however, to Owner's and Tenant's rights and remedies against the other under the lease provisions in effect prior to such termination, and any rent owing shall be paid up to such date and any payments of rent made by Tenant which were on account of any period subsequent to such date shall be returned to Tenant.

          Unless Owner shall serve a termination notice as provided for herein, Owner shall make the repairs and restorations under the conditions of (B) and
(C) hereof, with all reasonable expedition, subject to delays due to adjustment of insurance claims, labor troubles and causes beyond Owner's control. After any such casualty, Tenant shall cooperate with Owner's restoration by removing from the premises as promptly as reasonably possible, all of Tenant's salvageable inventory and movable equipment, furniture, and other property. Tenant's liability for rent shall resume ten (10) days after written notice from Owner that the premises are substantially completed and ready for Tenant's occupancy.

          E. Notwithstanding the foregoing, each party shall look first to any insurance in its favor before making any claim against the other party for recovery for loss or damage resulting from fire or other casualty, and to the extent that such insurance is in force and collectible and to the extent permitted by law, Owner and Tenant each hereby releases and waives all right of recovery against the other or any one claiming through or under each of them by way of subrogation or otherwise. The foregoing release and waiver shall be in force only if both releasors' insurance policies contain a clause providing that such a release or waiver shall not invalidate the insurance. If, and to the extent, that such waiver can be obtained only by the payment of additional premiums, then the party benefitting from the waiver shall pay such premium within ten days after written demand or shall be deemed to have agreed that the party obtaining insurance coverage shall be free of any further obligation under the provisions hereof with respect to waiver of subrogation. Tenant acknowledges that Owner will not carry insurance on Tenant's furniture and/or furnishings or any fixtures or equipment, improvements, or appurtenances removable by Tenant and agrees that Owner will not be obligated to repair any damage thereto or replace the same.

          F. If the Building or the Demised Premises shall be so damaged by fire or other casualty and it shall have been determined by Owner or its architect, no later than sixty (60) days from the occurrence of the event, that such damage can not be repaired within twelve (12) months from the date of the occurrence of the event (subject to reasonable delays for insurance adjustment not to exceed an additional sixty (60) days), then Tenant shall have the right, by giving written notice to Owner to such effect within thirty (30) days after the giving of written notice to Tenant that it has been determined that the damage can not be restored or repaired within the aforesaid period, to terminate this Lease and its obligations hereunder, in which event the fixed rent and additional rent shall be prorated to the date of the occurrence of such damage. If Tenant shall fail to serve such notice as aforesaid, then this Lease shall continue in full force and effect subject, however, to Owner's right of termination as set forth in this Article 9.

          G. Tenant hereby waives the provisions of Section 227 of the Real Property Law and agrees that the provisions of this article shall govern and control in lieu thereof.

10. EMINENT DOMAIN:

          If the whole or any material part (i.e. 50% or more of the rentable area of the Demised Premises) of the Demised Premises shall be acquired or condemned by Eminent Domain for any public or quasi public use or purpose, then and in that event, the term of this lease shall cease and terminate from the date of title vesting in such proceeding and Tenant shall have no claim for the value of any unexpired term of said lease and assigns to Owner, Tenant's entire interest in any such award. In the event of a taking of a portion of the Demised Premises not constituting a material portion thereof, this lease shall continue in full force and effect, except that all the Basic Annual Rent and additional rent shall be abated in proportion to the area of the Demised Premises so taken. Nothing contained in this Article 10 shall prohibit Tenant from making a separate claim with the condemning authority for (a) the value of the property owned by Tenant, (b) any moving expenses incurred by Tenant as a result of such condemnation and (c) any other separate claim which Tenant may hereafter be permitted to make provided, however, that such separate claim shall not reduce or adversely affect Owner's award.

11. ASSIGNMENT, MORTGAGE, ETC.:

          Except as hereinafter expressly provided Tenant, for itself, its heirs, distributees, executors, administrators, legal representatives, successors and assigns, expressly covenants that it shall not assign, mortgage or encumber this agreement, nor underlet, or suffer or permit the Demised Premises or any part thereof to be used by others, without the prior written consent of Owner in each instance.

          Any transfer (other than any transfer effectuated on a recognized public exchange), by operation of law or otherwise of a fifty percent (50%) or greater interest in Tenant (whether stock, partnership interest or otherwise), shall be deemed an assignment of this lease within the meaning of this Article
11. Other than with respect to any stock traded on a nationally recognized stock exchange, issuance of shares of stock to other than the existing shareholders is deemed to be a transfer of that stock for the purposes of this Paragraph.) If during the term of this lease there has been a previous transfer or transfers of less than a fifty percent (50%) interest in Tenant, singly or in the aggregate, then any other transfer of an interest in Tenant which, when added to the total percentage interest previously transferred, totals a transfer of greater than a fifty percent (50%) in Tenant, shall be deemed assignment of Tenant's interest in this lease within the meaning of this Paragraph.

          If this lease be assigned, or if the Demised Premises or any part thereof be underlet or occupied by anybody other than Tenant, Owner may, after default by Tenant, collect rent from the assignee, under-tenant or occupant, and apply the net amount collected to the rent herein reserved, but no such assignment, underletting, occupancy or collection shall be deemed a waiver of this covenant, or the acceptance of the assignee, under-tenant or occupant as tenant, or a release of Tenant from the further performance by Tenant of covenants on the part of Tenant herein contained. The consent by Owner to an assignment or underletting shall not in any wise be construed to relieve Tenant from obtaining the express consent in writing of Owner to any further assignment or underletting.

          A. Tenant shall not request Owner's written consent to an assignment of its interest in this lease or subletting of the entire Demised Premises unless Tenant shall first have notified Owner in writing of its desire to assign its interest in this lease or sublet the Demised Premises in accordance with the provisions of paragraphs B and C below.

          B. Except as provided in paragraphs F and G hereof, Tenant shall notify Owner in writing of its desire to assign its interest in this lease or sublet the entire Demised Premises (which notification shall be accompanied by a fully executed copy of the sublease or assignment instrument), and Owner shall have the option to notify Tenant in writing, within thirty (30) days after Tenant's notification, that Owner elects to cancel this lease, in which event Tenant shall enter into a written agreement with Owner canceling this lease as of the date thirty (30) days following Tenant's notification. In lieu of notifying Tenant that Owner elects to cancel this lease, as herein provided, Owner shall have the right, at its option, during said 30-day period, to notify Tenant that Owner or Owner's designee desires to sublet the space for the remainder of the unexpired term of this lease on the same terms and conditions on which the Demised Premises so affected are leased by Owner to Tenant, but without any restrictions whatsoever on the right of Owner or Owner's designee to sub-sublease the Demised Premises so affected or to alter, renovate or otherwise use, employ or occupy the Demised Premises so affected; and if Owner so notifies Tenant, Tenant shall enter into such a sublease with Owner or Owner's designee, which sublease shall commence on the proposed commencement date of the proposed sublet or assignment Tenant's aforesaid notification. To the extent that Owner or Owner's designee defaults under such sublease beyond the applicable grace period, then until cure thereof shall have been effectuated, Tenant shall be excused from performing its particular corresponding obligation under this lease. Cure of a non-monetary default by Owner or Owner's designee shall be deemed cure by Tenant under this lease. Tenant shall have no right to sublet less than the entire Demised Premises , except as provided in paragraphs F and G of this Article 11.

          C. If Tenant shall have notified Owner of Tenant's desire to assign this lease or sublet the entire Demised Premises and if Owner declines to exercise its right to cause the cancellation of this lease (or to cause Tenant to enter into a sublease with Owner or Owner's designee) within said thirty (30) day period, Owner shall not unreasonably withhold or delay its consent to an assignment of this lease or a subletting of the entire Demised Premises, provided that (i) the proposed use of the Demised Premises by the proposed assignee or subtenant shall not violate the terms of this lease or the terms of any existing lease in the Building, including any applicable restrictive covenants, or of any applicable law; (ii) the proposed assignee or subtenant and its proposed use of the Demised Premises shall be in keeping with the character of the Building; (iii) Tenant is not then in default in the performance of any of the terms and conditions of this lease after the expiration of all applicable grace, notice and/or cure periods; (iv) Tenant shall furnish Owner with the name and business address of the proposed assignee or subtenant, a counterpart of the proposed assignment or subleasing agreement, and satisfactory information with respect to the nature and character of the business of the proposed assignee or subtenant, together with current financial information and references reasonably satisfactory to Owner so that in the reasonable judgment of the Owner, Owner may determine that the proposed assignee or subtenant is financially responsible with respect to the proposed assignment or sublease obligations; (v) the proposed assignee or subtenant is not then an occupant, a tenant or sublessee of the Owner; (vi) the assignment or subletting be effected pursuant to a written instrument in form and content reasonably satisfactory to Owner or its counsel and that a duplicate original thereof be delivered to Owner within ten (10) days following the date of its execution or not less than five (5) days prior to its effective date, whichever may be sooner; (vii) Tenant covenants and agrees that notwithstanding any assignment or subletting and/or acceptance of rent or additional rent by Owner from any assignee or subtenant (other than in the event of a "recapture") as hereinbefore provided, Tenant shall and will remain fully liable for the payment of the Basic Annual Rent and additional rent due and to become due hereunder and for the performance of all the covenants, agreements, terms, provisions and conditions contained in this lease on the part of Tenant to be performed and upon the occurrence of a default hereunder, Owner may proceed to collect rental and other payments to be made by such subtenant directly from such subtenant without prior notice to Tenant; (viii) the liability of Tenant hereunder shall be unaffected by any extensions of time which Owner may grant to any assignee or subtenant for the payment of any rent or other charges due hereunder, or for the performance of any other term, covenant or condition of this lease; (ix) Owner shall not be responsible for any broker's commission(s) in connection with any such assignment or subletting;
(xi) Tenant shall pay over to Owner as additional rent hereunder, as and when received, 50% of the Assignment Profit and 50% of the Sublease Profit (as such terms are hereinafter defined). Owner shall have reasonable access to Tenant's books, accounts and records relating to collection of Rent and additional rent and consideration at the Demised Premises or resulting from an assignment of this lease; (xii) as to any subletting, the sublease expressly prohibits assignment or further subletting by the subtenant without Owner's written consent, which shall be granted or denied on the same terms and conditions as are herein contained; (xiii) as to any subletting, the sublease expressly states that it is subject to all of the covenants, agreements, terms, provisions and conditions of this lease except such as are irrelevant or inapplicable, and except as otherwise expressly set forth to the contrary herein; and (xiv) the proposed sublessee or assignee shall not be an occupant of any space in the Building or a party who dealt with Owner or Owner's agent (directly or through a broker) with respect to space in the Building during the six (6) months immediately preceding Tenant's request for Owner's consent. In no event shall Tenant sublet or request Owner's consent to a sublet of less than the entire Demised Premises.

          D. Except as provided in paragraphs F, G and H hereof, If Owner consents to an assignment or subletting, Tenant shall, as a condition precedent to the sublet or assignment becoming effective, pay, within three days after demand, Owner's processing fee and reasonable attorneys' fees and deliver to Owner within ten (10) days following its execution or not less than five (5) days prior to its effective date, whichever may be sooner, (A) a duplicate original copy of the assignment or sublease and (B) an agreement executed by the assignee or subtenant whereunder the assignee or subtenant assumes all of the obligations on the part of the Tenant to be performed hereunder.

          E. (i) The term "Assignment Profit" as used herein shall mean an amount equal to 100% of the excess of (x) all sums (whether designated as rent or otherwise) payable to Tenant by the assignee for or by reason of such assignment, over (y) commercially reasonable brokerage commissions (not to exceed one (1) and one half of a full commission), if any, actually paid by Tenant in connection with the assignment free rent (not to exceed two (2) months) and alterations expenses to prepare the Demised Premises for such assignees' occupancy which alteration expenses shall be amortized over the term of this Lease; and

               (ii) The term "Sublease Profit" as used herein shall mean in any year of the term of this lease the excess of (x) any rents, additional charges (whether designated as rent or otherwise) payable under the sublease to Tenant by the subtenant which is in excess of the Basic Annual Rent and additional rent accruing during the term of the sublease in respect of the subleased space pursuant to the terms hereof over (y) commercially reasonable brokerage commissions (not to exceed one (1) and one half full commission), if any, actually paid by Tenant in connection with the sublease, which shall be amortized over the term of the sublease free rent (not to exceed two (2) months) and alterations expenses to prepare the Demised Premises for such subtenant's occupancy, which alteration expenses shall be amortized over the term of each sublease.

          The sums payable under this Paragraph shall be additional rent under this lease and paid to Owner within twenty (20) days of the day said sums are paid by the assignee or the subtenant, as the case may be, to Tenant. Promptly upon Owner's request, Tenant will provide to Owner any and all reasonable information and documentation from time to time so that Owner may determine the Assignment Profit or Sublease Profit, as the case may be, and Owner's share thereof.

          F. Tenant may, without Owner's prior written consent and without being subject to the foregoing provisions of paragraphs A through E (inclusive), but upon prior written notice to Owner, permit any corporations or other business entities which control, are controlled by, or are under common control with Tenant (herein referred to as "related corporation") to sublet all or part of the Demised Premises for any of the purposes permitted to Tenant, subject however to compliance with Tenant's obligations under this Lease. Such subletting shall not be deemed to vest in any such related corporation any right or interest in this Lease or the Demised Premises nor shall it relieve, release, impair or discharge any of Tenant's obligations hereunder. For the purposes hereof, "control" shall be deemed to mean ownership of not less than fifty (50%) percent of all of the voting stock of such corporation or not less than fifty (50%) percent of all of the legal and equitable interest in any other business entities.

          G. Tenant may, without Owner's prior consent and without being subject to the foregoing provisions of paragraphs A through E (inclusive), but upon prior written notice to Owner, assign its interest in this Lease, or sublet all or a portion of the Demised Premises to a successor corporation of Tenant (as hereinafter defined); provided, however, that (i) Tenant shall not be in default in any of the terms of this Lease beyond applicable grace notice and/or cure periods, (ii) the proposed occupancy shall not increase the office cleaning requirements (if any) or impose an extra burden upon the Building equipment or Building services and (iii) the proposed subtenant or assignee shall not be entitled, directly or indirectly, to diplomatic or sovereign immunity and shall be subject to the service of process in, and the jurisdiction of the courts of, New York State. A "successor corporation", as used in this Section shall mean
(a) a corporation into which or with which Tenant, its corporate successors or assigns, is merged or consolidated, in accordance with applicable statutory provisions for the merger or consolidation of corporations, provided that by operation of law or by effective provisions contained in the instruments of merger or consolidation, the liabilities of the corporations participating in such merger or consolidation are assumed by the corporation surviving such merger or consolidation, or (b) a corporation acquiring this lease and the term hereof and the estate hereby granted, the goodwill and all or substantially all of the other property and assets (other than capital stock of such acquiring corporation) of Tenant, its corporate successors or assigns, and assuming all or substantially all of the liabilities of Tenant, its corporate successors and assigns, or (c) any corporate successor to a successor corporation becoming such by either of the methods described in subdivisions (a) and (b) above; provided that, immediately after giving effect to any such merger or consolidation, or such acquisition and assumption, as the case may be, the corporation surviving such merger or created by such consolidation or acquiring such assets and assuming such liabilities, as the case may be, shall have assets, capitalization and a net worth, as determined in accordance with generally accepted accounting principles, at least equal to the assets, capitalization and net worth, similarly determined, of Tenant, its corporate successors or assigns, immediately prior to such merger or consolidation or such acquisition and assumption, as the case may be. Notwithstanding Tenant's right to assign its interest in this lease or sublease all or a portion of the Demised Premises to a successor corporation Tenant shall not separately demise the Demised Premises or create separate entrances for such successor corporation and Tenant shall furnish satisfactory proof to Owner that such entity is in fact the successor corporation of Tenant.

12. ELECTRIC CURRENT:

          Tenant shall make all arrangements with the public utility company servicing the Building (the "Utility") for obtaining electricity directly from the Utility. Tenant shall be responsible to the Utility for the payment of all charges for electricity consumed by Tenant in the Demised Premises. All meters, panel boards, wiring and other equipment which may be required to obtain electricity from the Utility shall be installed and maintained by Tenant at its expense. All electric current used in the operation of the heating, ventilation and air-conditioning throughout the Demised Premises (including fans and motors) shall be the obligation of Tenant.

          Unless due to the act, omission or negligence of Owner, interruption or curtailment of such service shall not constitute a constructive or partial eviction nor entitle Tenant to any compensation or abatement of rent. Tenant covenants and agrees that at all times its use of electric current shall never exceed the capacity of the existing feeders to the building or of the risers or wiring installation. Tenant shall make no alteration or additions to the electrical equipment without the prior written consent of Owner.

          Owner represents to Tenant that there will be at all times during the term of this Lease at least five (5) watts connected load per useable square foot of electric power available to service the Demised Premises (exclusive of electric current required for HVAC) provided, however, if Tenant demonstrates to Owner satisfaction, that Tenant requires additional capacity in connection with its operations at the Demised Premises, then, one (1) additional watt of connected load per square foot of electric power will be made available to the Demised Premises.


13. ACCESS TO PREMISES:

          Owner or Owner's agents shall have the right (but shall not be obligated) to enter the Demised Premises in any emergency at any time, and, at other reasonable times, upon reasonable prior notice to Tenant (written or oral) to examine the same and to make such repairs, replacements and improvements as Owner may have the right to make hereunder to the Demised Premises or as Owner may deem necessary and reasonably desirable to any other portion of the Building or which Owner may elect to perform. Tenant shall permit Owner to use and maintain and replace pipes and conduits in and through the Demised Premises and to erect new pipes and conduits therein. Owner may, during the progress of any work in the Demised Premises, take all necessary materials and equipment into said premises without the same constituting an eviction nor shall the Tenant be entitled to any abatement of rent while such work is in progress nor to any damages by reason of loss or interruption of business or other wise.

          Throughout the term hereof Owner shall have the right to enter the Demised Premises at reasonable hours upon reasonable prior notice for the purpose of showing the same to prospective purchasers or mortgagees of the Building, and during the last six months of the term for the purpose of showing the same to prospective tenants, unless at that time, Owner and Tenant shall have executed a renewal lease or renewal lease modification agreement, as the case may be, but the existence of any such renewal lease or agreement shall not prevent Owner from showing same to respective mortgagees and purchasers, as the case may be. Provided Owner has previously notified Tenant of its intent to access the Demised Premises (except in emergency cases), if Tenant is not present to open and permit an entry into the premises, Owner or Owner's agents may enter the same whenever such entry may be necessary or permissible by master key or forcibly and provided reasonable care is exercised to safeguard Tenant's property, such entry shall not render Owner or its agents liable therefor, nor in any event shall the obligations of Tenant hereunder be affected.

          Whenever Owner is permitted access to the Demised Premises pursuant to the provisions of this Lease, Owner agrees that it will not unreasonably interfere with the operation of Tenant's business. Damage, if any, to the Demised Premises resulting from Owner's access thereto shall be repaired by Owner with reasonable diligence provided that the foregoing shall not obligate Owner to employ labor at overtime or other premium pay rates.

14. VAULT, VAULT SPACE, AREA:

          No vaults, vault space or area, whether or not enclosed or covered, not within the property line of the Building is leased hereunder, anything contained in or indicated on any sketch, blue print or plan, or anything contained elsewhere in this lease to the contrary notwithstanding. Owner makes no representation as to the location of the property line of the Building. All vaults and vault space and all such areas not within the property line of the Building, which Tenant may be permitted to use and/or occupy, is to be used and/or occupied under a revocable license, and if any such license be revoked, or if the amount of such space or area be diminished or required by any federal, state or municipal authority or public utility, Owner shall not be subject to any liability nor shall Tenant be entitled to any compensation or diminution or abatement of rent, nor shall such revocation, diminution or requisition be deemed constructive or actual eviction. Any tax, fee or charge of municipal authorities for such vault or area shall be paid by Tenant.

15. CERTIFICATE OF OCCUPANCY:

          Tenant will not at any time use or occupy the Demised Premises in violation of the certificate of occupancy issued for the Building of which the Demised Premises are a part. Tenant has inspected the premises and accepts them as is, subject to the riders annexed hereto with respect to Owner's Work, if any. If any event, Owner makes no representation as to the condition of the Demised Premises and Tenant agrees to accept the same subject to violations, whether or not of record. Annexed to this Lease as Exhibit C is a copy of the exiting Certificate of Occupancy for the Building.

16. BANKRUPTCY:

          A. Anything elsewhere in this lease to the contrary notwithstanding, this lease may be canceled by Owner by the sending of a written notice to Tenant within a reasonable time after the happening of any one or more of the following events: (1) the commencement of a case in bankruptcy or under the laws of any state naming Tenant as the debtor not dismissed within ninety (90) days from the date such action is commenced; or (2) the making by Tenant of an assignment or any other arrangement for the benefit of creditors under any state statute. Neither Tenant nor any person claiming through or under Tenant, or by reason of any statute or order of court, shall thereafter be entitled to possession of the premises demised but shall forthwith quit and surrender the premises. If this lease shall be assigned in accordance with its terms, the provisions of this
Article 16 shall be applicable only to the party then owning Tenant's interest in this lease.

          B. It is stipulated and agreed that in the event of the termination of this lease pursuant to (a) hereof, Owner shall forthwith, notwithstanding any other provisions of this lease to the contrary, be entitled to recover from Tenant as and for liquidated damages an amount equal to the difference between the rent reserved hereunder for the unexpired portion of the term demised and the fair and reasonable rental value of the Demised Premises for the same period plus Owner's out-of-pocket legal fees incurred in connection therewith. In the computation of such damages the difference between any installment of rent becoming due hereunder after the date of termination and the fair and reasonable rental value of the Demised Premises for the period for which such installment was payable shall be discounted to the date of termination at the rate of four percent (4%) per annum. If such premises or any part thereof be relet by the Owner for the unexpired term of said lease, or any part thereof, before presentation of proof of such liquidated damages to any court, commission or tribunal, the amount of rent reserved upon such reletting shall be deemed to be the fair and reasonable rental value for the part or the whole of the premises so re-let during the term of the re-letting. Nothing herein contained shall limit or prejudice the right of the Owner to prove for and obtain as liquidated damages by reason of such termination, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, such damages are to be proved, whether or not such amount be greater, equal to, or less than the amount of the difference referred to above.

17. DEFAULT:

          A. If Tenant defaults in fulfilling any of the covenants of this lease other than the covenants for the payment of rent or additional rent; or if the Demised Premises becomes abandoned for thirty (30) consecutive days; or if any execution or attachment shall be issued against Tenant or any of Tenant's property whereupon the Demised Premises shall be taken or occupied by someone other than Tenant; or if this lease be rejected under Section 235 of Title 11 of the U.S. Code (bankruptcy code); then, in any one or more of such events, upon Owner serving a written fifteen (15) days notice upon Tenant specifying the nature of said default and upon the expiration of said fifteen (15) days, if Tenant shall have failed to comply with or remedy such default, or if the said default or omission complained of shall be of a nature that the same cannot be completely cured or remedied within said fifteen (15) day period, and if Tenant shall not have diligently commenced during such default within such fifteen (15) day period, and shall not thereafter with reasonable diligence and in good faith, proceed to remedy or cure such default, then Owner may serve a written five (5) days' notice of cancellation of this lease upon Tenant, and upon the expiration of said five (5) days this lease and the term thereunder shall end and expire as fully and completely as if the expiration of such five (5) day period were the day herein definitely fixed for the end and expiration of this lease and the term thereof and Tenant shall then quit and surrender the Demised Premises to Owner but Tenant shall remain liable as hereinafter provided.

          B. If the notice provided for in (1) hereof shall have been given, and the term shall expire as aforesaid; or if Tenant shall make default in the payment of the rent reserved herein or any item of additional rent herein mentioned or any part of either or in making any other payment herein required for a period of five (5) days after written notice and Tenant's failure to cure such default within said five (5) day period, then and in any of such events Owner may dispossess Tenant by summary proceedings or otherwise, and the legal representative of Tenant or other occupant of Demised Premises and remove their effects and hold the premises as if this lease had not been made, and Tenant hereby waives the service of notice of intention to re-enter or to institute legal proceedings to that end. If Tenant shall make default hereunder prior to the date fixed as the commencement of any renewal or extension of this lease, Owner may cancel and terminate such renewal or extension agreement by written notice.

18. REMEDIES OF OWNER AND WAIVER OF REDEMPTION:

          In case of any such default and the expiration of any applicable grace, notice and/or cure period, re-entry, expiration and/or dispossess by summary proceedings or otherwise, (a) the rent shall become due thereupon and be paid up to the time of such re-entry, dispossess and/or expiration, (b) Owner may re-let the premises or any part or parts thereof, either in the name of Owner or otherwise, for a term or terms, which may at Owner's option be less than or exceed the period which would otherwise have constituted the balance of the term of this lease and may grant concessions or free rent or charge a higher rental than that in this lease, and/or (c) Tenant or the legal representatives of Tenant shall also pay Owner as liquidated damages for the failure of Tenant to observe and perform said Tenant's covenants herein contained, any deficiency between the rent hereby reserved and/or covenanted to be paid and the net amount, if any, of the rents collected on account of the lease or leases of the Demised Premises for each month of the period which would otherwise have constituted the balance of the term of this lease.

          The failure of Owner to re-let the premises or any part or parts thereof shall not release or affect Tenant's liability for damages, if any. In computing such liquidated damages there shall be added to the said deficiency such expenses as Owner may reasonably incur in connection with re-letting, such as reasonable, out-of-pocket legal expenses, reasonable attorneys' fees, brokerage, advertising and for keeping the Demised Premises in good order or for preparing the same for re-letting provided, such expenses shall be appropriately pro-rated to the extent the term of an reletting of the Demised Premises extends beyond the Expiration Date. Any such liquidated damages shall be paid in monthly installments by Tenant on the rent day specified in this lease and any suit brought to collect the amount of the deficiency for any month shall not prejudice in any way the rights of Owner to collect the deficiency of any subsequent month by a similar proceeding. Owner, in putting the Demised Premises in good order or preparing the same for re-rental may, at Owner's option, make such alterations, repairs, replacements, and/or decorations in the Demised Premises as Owner, in Owner's sole judgment, considers advisable and necessary for the purpose of re-letting the Demised Premises, and the making of such alterations, repairs, replacements, and/or decorations shall not operate or be construed to release Tenant from liability hereunder as aforesaid. Owner shall in no event be liable in any way whatsoever for failure to re-let the Demised Premises, or in the event that the Demised Premises are re-let, for failure to collect the rent thereof under such re-letting, and in no event shall Tenant be entitled to receive any excess, if any, of such net rents collected over the sums payable by Tenant to Owner hereunder.

          In the event of a breach or threatened breach by Tenant of any of the covenants or provisions hereof, Owner shall have the right of injunction and the right to invoke any remedy allowed at law or in equity as if re-entry, summary proceedings and other remedies were not herein provided for. Mention in this lease of any particular remedy, shall not preclude Owner or Tenant from any other remedy, in law or in equity. Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future laws in the event of Tenant being evicted or dispossessed for any cause, or in the event of Owner obtaining possession of Demised Premises, by reason of the violation by Tenant of any of the covenants and conditions of this lease, or otherwise.

19. FEES AND EXPENSES:

          If Tenant shall default in the observance or performance of any term or covenant on Tenant's part to be observed or performed under or by virtue of any of the terms or provisions in any article of this lease after the expiration of all applicable grace notice and/or cure periods then, unless otherwise provided elsewhere in this lease, Owner may upon twenty (20) days notice and Tenant's failure to cure same within said twenty (20) day period (except in emergency cases, in which no notice shall be required), perform the obligation of Tenant thereunder. If Owner, in connection with the foregoing or in connection with any default by Tenant in the covenant to pay rent hereunder, makes any expenditures or incurs any obligations for the payment of money, including but not limited to reasonable attorney's fees, in instituting, prosecuting or defending any action or proceeding, then Tenant will reimburse Owner for such sums so paid or obligations incurred with interest and costs which shall be itemized where practical. The foregoing expenses incurred by reason of Tenant's default shall be deemed to be additional rent hereunder and shall be paid by Tenant to Owner within twenty (20) days of rendition of any bill or statement to Tenant therefor. If Tenant's lease term shall have expired at the time of making of such expenditures or incurring of such obligations, such sums shall be recoverable by Owner as damages.

20. BUILDING ALTERATIONS AND MANAGEMENT:

          Owner shall have the right at any time without the same constituting an eviction and without incurring liability to Tenant therefor to change the arrangement and/or location of public entrances, passageways, doors, doorways, corridors, elevators, stairs, toilets or other public parts of the Building
(provided, however, that access to the Building shall remain not materially impaired and there shall be no unreasonable obstruction of access to the Demised Premises or unreasonable interference with the use or enjoyment thereof or any reduction in the amount of rentable square feet within the Demised Premises) and to change the name, number or designation by which the Building may be known. There shall be no allowance to Tenant for diminution of rental value and no liability on the part of Owner by reason of inconvenience, annoyance or injury to business arising from Owner or other Tenants making any repairs in the Building or any such alterations, additions and improvements, provided, however, that Owner shall exercise reasonable diligence to insure that all alterations, work, etc., be performed in such a manner so as to minimize interference with Tenant's business. Furthermore, Tenant shall not have any claim against Owner by reason of Owner's imposition of such controls of the manner of access to the Building by Tenant's social or business visitors as the Owner may deem necessary for the security of the Building and its occupants.

21. NO REPRESENTATIONS BY OWNER:

          Neither Owner nor Owner's agents have made any representations or promises with respect to the physical condition of the Building, the land upon which it is erected or the Demised Premises, the rents, leases, expenses of operation or any other matter or thing affecting or related to the premises except as herein expressly set forth and no rights, easements or licenses are acquired by Tenant by implication or otherwise except as expressly set forth in the provisions of this Lease. Tenant has inspected the Building and the Demised Premises and is thoroughly acquainted with their condition and agrees to take the same "as is" on the date of delivery of the Demised Premises to Tenant (except as otherwise set forth in this Lease) and acknowledges that the taking of possession of the Demised Premises by Tenant shall be conclusive evidence that the said premises and the Building of which the same form a part were in good and satisfactory condition at the time such possession was so taken, except as to latent defects. All understandings and agreements heretofore made between the parties hereto are merged in this contract, which alone fully and completely expresses the agreement between Owner and Tenant and any executory agreement hereafter made shall be ineffective to change, modify, discharge or effect an abandonment of it in whole or in part, unless such executory agreement is in writing and signed by the party against whom enforcement of the change, modification, discharge or abandonment is sought.

22. END OF TERM:

          Upon the expiration or other termination of the term of this lease, Tenant shall quit and surrender to Owner the Demised Premises, broom clean, in good order and condition, ordinary wear and damages which Tenant is not required to repair as provided elsewhere in this lease excepted, and Tenant shall remove all its property except as provided for elsewhere in this lease. Tenant's obligation to observe or perform this covenant shall survive the expiration or other termination of this lease. If the last day of the term of this Lease or any renewal thereof, falls on Sunday, this lease shall expire at noon on the preceding Saturday unless it be a legal holiday in which case it shall expire at noon on the preceding business day.

23. QUIET ENJOYMENT:

          Owner covenants and agrees with Tenant that upon Tenant paying the rent and additional rent and observing and performing all the terms, covenants and conditions, on Tenant's part to be observed and performed after applicable grace, notice and cure periods), Tenant may peaceably and quietly enjoy the premises hereby demised, subject, nevertheless, to the terms and conditions of this lease including, but not limited to, Article 31 hereof and to the ground leases, underlying leases and mortgages hereinbefore mentioned.

24. FAILURE TO GIVE POSSESSION:

          If Owner is unable to give possession of the Demised Premises on the date of the commencement of the term hereof, because of the holding-over or retention of possession of any tenant, undertenant or occupants, Owner shall not be subject to any liability for failure to give possession on said date and the validity of the lease shall not be impaired under such circumstances, nor shall the same be construed in any wise to extend the term of this lease, but the rent payable hereunder shall be abated until after Owner shall have given Tenant written notice that the Demised Premises are substantially ready for Tenant's occupancy. If permission is given to Tenant to enter into the possession of the Demised Premises or to occupy the Demised Premises other than the Demised Premises prior to the date specified as the commencement of the term of this lease, Tenant covenants and agrees that such occupancy shall be deemed to be under all the terms, covenants, conditions and provisions of this lease, except as to the covenant to pay rent. The provisions of this article are intended to constitute "an express provision to the contrary" within the meaning of Section 223-a of the New York Real Property Law.

25. NO WAIVER:

          The failure of either Owner or Tenant (other than the covenant to pay Basic Annual Rent, Rent and Additional Rent) to seek redress for violation of or to insist upon the strict performance of any covenant or condition of this lease shall not prevent a subsequent act which would have originally constituted a violation from having all the force and effect of an original violation. The receipt by Owner of rent with knowledge of the breach of any covenant of this lease shall not be deemed a waiver of such breach and no provision of this lease shall be deemed to have been waived by Owner unless such waiver be in writing signed by the other party. No payment by Tenant or receipt by Owner of a lesser amount than the monthly rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement of any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Owner may accept such check or payment without prejudice to Owner's right to recover the balance of such rent or pursue any other remedy in this lease provided. No act or thing done by Owner or Owner's agents during the term hereby demised shall be deemed an acceptance of a surrender of said premises, and no agreement to accept such surrender shall be valid unless in writing signed by Owner. No employee of Owner or Owner's agent shall have any power to accept the keys of said premises prior to the termination of the lease and the delivery of keys to any such agent or employee shall not operate as a termination of the lease or a surrender of the premises.

26. WAIVER OF TRIAL BY JURY:

          It is mutually agreed by and between Owner and Tenant that the respective parties hereto shall and they hereby do waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other (except for personal injury or property damage) on any matters whatsoever arising out of or in any way connected with this lease, the relationship of Owner and Tenant, Tenant's use of or occupancy of said premises, and any emergency statutory or any other statutory remedy. It is further mutually agreed that in the event Owner commences any summary proceeding for possession of the premises, Tenant will not interpose any counterclaim of whatever nature or description in any such proceeding, including a counterclaim under Article 4, except for any mandatory counterclaim which would otherwise be waived by Tenant..

27. INABILITY TO PERFORM:  FORCE MAJEURE:

          If Owner or Tenant (other than the covenant to pay Basic Annual Rent, Additional Rent and Rent) is delayed or prevented from performing any of its obligations hereunder by reason of "force majeure", the period of such delay or of such prevention shall be added to the time herein provided within which such obligation may be performed. The term "force majeure" as used herein shall mean any period of delay which arises from or through Acts of God; strikes, lockouts or labor difficulty; explosion, sabotage, accident, riot or civil commotion; acts of war; fire or other casualty, and/or legal requirements. In furtherance of the foregoing, this lease and the obligation of Tenant to pay rent hereunder and perform all of the other covenants and agreements hereunder on part of Tenant to be performed shall in no wise be affected, impaired or excused because Owner is unable to fulfill any of its obligations under this lease or to supply or is delayed in supplying any service expressly or impliedly to be supplied or is unable to make, or is delayed in making any repair, additions, alterations or decorations or is unable to supply or is delayed in supplying any equipment or fixtures if Owner is prevented or delayed from so doing by reason of strike or labor troubles or any cause whatsoever beyond Owner's reasonable control including, but not limited to, government preemption in connection with a National Emergency or by reason of any rule, order or regulation of any department or subdivision thereof of any government agency or by reason of the conditions of supply and demand which have been or are affected by war or other emergency.

          Notwithstanding any other provision of this lease, in the event that a material portion of the Demised Premises shall become unusable or untenable by Tenant due to the performance by Owner of repairs, additions, alterations, replacements, decorations or improvements or due to interruption of services provided by Owner or Owner's failure to provide access to the Demised Premises required to be provided to Tenant under this lease and not due to any act or omission of Tenant or Tenant's employees, agents, contractors or licensees (the "Affected Space"), which condition (an "Interruption Condition") shall continue for a period of ten (10) consecutive business days after Tenant shall have notified Owner of the same, and Tenant shall not actually use or occupy the Affected Space during such period, then Tenant shall be entitled be entitled to abate the payment of Basic Annual Rent and Additional Rent with respect to the Affected Space to the extent not actually used or occupied by Tenant, if applicable, due under this lease for the period commencing on the eleventh
(11th) business day of the existence of such condition and ending on the date which is the earlier to occur of (a) the date the condition no longer exists or
(b) the date Tenant reoccupies the Demised Premises. Tenant agrees that other than as specifically provided for in this paragraph, Tenant's sole remedy at law in connection with an interruption of services to or access to the Demised Premises shall be by way of an action for damages for breach of contract.

          In the event of an act or omission or alleged act or omission by Owner which would give Tenant the right to terminate this lease or to claim a partial or total eviction (if any), Tenant shall not exercise any such right unless (i) Tenant shall first have given written notice of such act or omission to Owner and to the holder of any mortgage on the Building containing the Demised Premises whose name and address shall have been furnished to Tenant, including any existing mortgagee, and (ii) neither Owner nor any mortgagee shall have commenced to cure such act or omission within a reasonable period of time following the giving of such notice.

28. BILLS AND NOTICES:

          Except as otherwise in this lease provided, a bill, statement, notice or communication which Owner or Tenant may desire or be required to give to the other party, shall be deemed sufficiently given or rendered if, in writing, sent by registered or certified mail personal delivery or naturally recognized overnight courier addressed to Tenant or Owner at the Building, and the time of the rendition of such bill or statement and of the giving of such notice or communication shall be deemed to be the time when the same is delivered or mailed.

          Notices shall be sent to any party hereto at the following address (or such other address as to which the parties may hereafter notify each other):

          A. To the Owner, at its address above stated, Attention: Michael Alter, with a copy to Peter Allen, Esq.; and

          B. To the Tenant, at its address above stated Attention: John Klopp; with a copy to Battle Fowler LLP, 75 East 55th Street, New York, New York 10022,
Attention: Martin L. Edelman, Esq.

          Any such notice shall be deemed given and effective on the date of personal delivery thereof or the date set forth on the return receipt.

          All notices of default to Owner shall simultaneously be sent to The Bank of New York, One Wall Street, New York, New York 10286, Attention: Andrew Brody.

29. SERVICES:

          As long as Tenant is not then in default under any of the covenants of this Lease beyond applicable notice, grace and cure periods, Owner shall provide the following services:

          A. Elevator Service.
             -----------------

               (i) Passenger Elevator Service. Owner shall provide passenger elevator facilities twenty-four (24) hours a day, three hundred, sixty five
(365) days a year to the office premises.

               (ii) Freight Elevator Service. Owner shall provide freight elevator service to the Demised Premises on a first-come, first-served basis (i.e., no advance scheduling) on business days from 8:30 a.m. to 4:30 p.m. Freight elevator service shall, provided same is available also be provided to the Demised Premises on a reserved basis at all other times, and Tenant requests same no less than 48 hours in advance, upon the payment of Owner's then established charges therefor which shall constitute additional rent hereunder. The current charge which is subject to change based upon Owner's costs to provide same for such freight elevator service is eighty five dollars ($85) per hour, provided that weekend or holiday usage is subject to a four-hour minimum. Owner reserves the right from time to time to increase the hourly charge based upon increases in Owner's costs.

          B. Cleaning Services. Owner shall provide cleaning service for the Demised Premises on business days at Owner's expense provided that the same are kept in order by Tenant. If, however, said premises are to be kept clean by Tenant over and above Owner's cleaning obligations, it shall be done at Tenant's sole expense, in a manner satisfactory to Owner and no one other than persons approved by Owner shall be permitted to enter said premises or the Building of which they are a part for such purpose. Tenant shall pay Owner the cost of removal of any of Tenant's extraordinary refuse and rubbish from the Building.

               (i) Provided Tenant shall keep the Demised Premises in good order, Owner, at Owner's expense, shall cause the Demised Premises, but excluding any portions of the Demised Premises used for the storage, preparation, service or consumption of food or beverages and such portion thereof used for the operation of computers, data processing or similar equipment (but Owner shall in accordance with the annexed Cleaning Specifications dust the desk tops upon which such computers rest), to be cleaned in accordance with the cleaning specifications attached hereto as Exhibit "B". Tenant shall pay to Owner on demand Owner's Building standard charges for cleaning work in the Demised Premises or the Building required because of (i) misuse or neglect on the part of Tenant or its employees or visitors, (ii) use of portions of the Demised Premises for preparation, serving, or consumption of food or beverages, reproducing operations, private lavatories or toilets or other special purposes requiring greater or more difficult cleaning work than office areas, (iii) interior partitioning glass surfaces, (iv) non-Building standard materials or finishes installed by Tenant or at its request. Owner and/or its cleaning contractor and their employees shall have after hours access to the Demised Premises and the use of Tenant's light, power and water in the Demised Premises as may be reasonably required for the purpose of cleaning the Demised Premises. Owner's cleaning contractor will not however, perform cleaning services prior to 6:00 p.m.

               (ii) Tenant, at Tenant's expense, shall cause all portions of the Demised Premises used for the storage, preparation, service or consumption of food or beverages to be cleaned daily in a manner satisfactory to Owner, and to be exterminated against infestation by vermin, roaches or rodents regularly and, in addition, whenever there shall be evidence of any infestation.

               (iii) Tenant acknowledges and is aware that the cleaning services required to be furnished by Owner pursuant to this Article 29 may be furnished by a contractor or contractors employed by Owner and Tenant agrees that Owner shall not be deemed in default of any of its obligations under this Paragraph unless such default shall continue after notice from Tenant to Owner setting forth the specific nature of such default and Owner's failure to cure such default within ten (10) days.

               (iv) Only Owner or any one or more persons, firms or corporations authorized in writing by Owner shall be permitted to act as maintenance contractor for any waxing, polishing, cleaning and maintenance work in the Demised Premises. Nothing herein contained shall prohibit Tenant from performing such work for itself by use of its regular employees. Owner may fix, in its absolute discretion, at any time and from time to time, the hours during which and regulations under which such services are to be furnished. Owner expressly reserves the right to act as or to designate, at any time and from time to time, an exclusive contractor for all or any one or more of such services, provided that the quality thereof and the charges therefor are reasonably comparable to that of other contractors, and Owner expressly reserves the right to exclude from the Building any person, firm or corporation attempting to furnish any of such services.

          C. Water. Owner shall provide hot and cold water for ordinary lavatory purposes, but if Tenant uses or consumes water for any other purposes or in unusual quantities (of which fact Owner shall be the sole judge), Owner may install a water meter at Tenant's expense which Tenant shall thereafter maintain at Tenant's expense in good working order and repair to register such water consumption and Tenant shall pay for water consumed as shown on said meter as additional rent within 20 days after bills are rendered.

          D. HVAC. Owner shall provide heat to the Demised Premises when and as required by law, on business days from 8 a.m. to 6 p.m. (holidays excepted), and if the Demised Premises is serviced by Owner's air conditioning/cooling and ventilating system, air conditioning/cooling will be furnished to Tenant from May 15th through September 30th on business days (Mondays through Fridays, holidays excepted) from 8:00 a.m. to 6:00 p.m. and ventilation will be furnished on business days during the aforesaid hours except when air conditioning/cooling is being furnished as aforesaid.

               (i) If Tenant shall request heating, ventilating or air-conditioning services for extended hours or at any time other than as set forth above, Owner may, provided same is available, furnish such service for such times upon no less than forty-eight (48) hours' advance notice, and Tenant shall pay to Owner upon demand as additional rent Owner's then established charges therefor. The current charge (which is subject to change based upon Owner's costs to provide same) for such (i) heating service is $290.00 per hour,
(ii) air conditioning service is $400.00 per hour and (iii) ventilation service is $290.00 per hour. Owner reserves the right from time to time to increase the aforesaid hourly charges upon notice to Tenant.

               (ii) Whenever heat generating machines or equipment are used in the Demised Premises, Owner reserves the right, at its option, either to require Tenant to discontinue the use of such heat generating equipment or to install supplementary air-conditioning equipment in the Demised Premises provided, however, that such right shall be exercised by Owner in a non-discriminatory manner against Tenant. The cost of such installation shall be paid by Tenant to Owner within twenty (20) days after being billed therefor, and the cost of operation and maintenance of said supplementary equipment shall be paid by Tenant, but in no event at a rate less than Owner's actual cost therefor including labor, materials and utilities.

               (iii) Tenant shall cooperate fully with Owner and shall abide by all rules and regulations which Owner reasonably may prescribe for the proper functioning and protection of the Building HVAC system. Tenant shall cause to be kept closed the doors, when not in use, and all windows in the Demised Premises, whenever the air conditioning system is in operation, and to lower and close the blinds when reasonably necessary because of the sun's position. Owner, throughout the term of this lease, shall have free and unrestricted access to the Building air conditioning facilities in the Demised Premises. Owner reserves the right to interrupt, suspend or cease any of the services referred to herein when necessary by reason of accident, or repairs, alteration or improvements which in Owner's option are necessary or desirable, or difficulty or inability in securing supplies or labor, or strikes, or any other cause beyond the reasonable control of the Owner whether similar or dissimilar to those hereinabove mentioned. Tenant shall not be entitled to any diminution or abatement of rent or other compensation, and Tenant's obligations under this lease shall not be affected or reduced, by reason of any interruption, suspension or cessation of services, subject, however, to the second paragraph of Article 27 hereof. No interruption, suspension or cessation of services shall constitute a constructive or partial eviction.

               (iv) Tenant shall have the right, at Tenant's sole cost and expense, but subject to all the terms, covenants and conditions of this lease, including, without limitation, Article 3 entitled "Tenant Alterations and Tenant's Work" and Article 4, entitled "Maintenance and Repairs" to install a supplementary air conditioning unit or units (the "Supplemental A/C Unit") which must be installed within the Demised Premises, i.e., not on any setback or other area exterior to the Demised Premises.

               As and for consideration for Tenant's election to install the supplementary unit and to connect to and have 24-hour access to the condensor water line, there shall be an initial connection charge of $300 per ton (with a minimum charge of $1,500), irrespective of the tonnage installed) and an annual access charge of $500 per ton per annum. Owner reserves the right to from time to time to increase the aforesaid access charge upon notice to Tenant. Notwithstanding the foregoing, Owner hereby waives any initial connection charge on supplementary units that already exist in the Demised Premises, but said charge shall apply to any supplementary new units, if any, that Tenant may elect to install.

               Tenant shall assume sole full responsibility for the maintenance, repair and replacement of any supplementary units, it being agreed that Owner shall have no responsibility or obligations with respect thereto.

          E. Directory. Owner shall maintain an electronic directory board in the lobby of the Building for listings of Tenant, its officers, members and related entities pursuant to Article 11.

          F. Other Services. Except as otherwise provided in this Article 29, Owner shall have no obligation to furnish to the Demised Premises cleaning services, electric energy, water, heat, air-conditioning, ventilation, gas or any other service or utility except as expressly set forth herein. Tenant shall obtain heat, air-conditioning, ventilation, gas and any other services or utilities required by Tenant at Tenant's sole cost and expense and in compliance with the applicable provisions of (i) all rules, regulations and statues promulgated by any governmental or quasi-governmental authority having jurisdiction over the Building, (ii) all rules and regulations of Owner and any public utility or other company furnishing such service or utility, and (iii) this lease.

          G. Subject to the second paragraph of Article 27 hereof, Owner reserves the right, without same constituting an actual or constructive eviction or entitling Tenant to any abatement and/or diminution of Basic Annual Rent and/or additional rent, to stop services of the heating, elevators, plumbing, air-conditioning, power systems or cleaning or other services, if any, when necessary by reason of accident or for repairs, alterations, replacements or improvements necessary or desirable in the judgment of Owner for as long as may be reasonably required by reason thereof. If the Building of which the Demised Premises are a part supplies manually-operated elevator service, Owner at any time may substitute automatic-control elevator service and upon ten days' written notice to Tenant, proceed with alterations necessary therefor without in any wise affecting this lease or the obligation of Tenant hereunder. The same shall be done with a minimum of inconvenience to Tenant and Owner shall pursue the alteration with due diligence.

          H. Tenant shall have access to the Demised Premises twenty-four (24) hours per day, 365 days per year, subject to Owner's reasonable security requirements and payment of any applicable "after-hours" charges pursuant to the provisions of this Article 29.

30. CAPTIONS:

          The Captions are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope of this lease nor the intent of any provisions thereof.

31. DEFINITIONS:

          The term "office", or "offices", wherever used in this lease, shall not be construed to mean premises used as a store or stores, for the sale or display, at any time, of goods, wares or merchandise, of any kind, or as a restaurant, shop, booth, bootblack or other stand, barber shop, or for other similar purposes or for manufacturing. The term "Owner" means a Owner or lessor, and as used in this lease means only the owner, or the mortgagee in possession, for the time being of the land and Building (or the owner of a lease of the Building or of the land and Building) of which the Demised Premises form a part, so that in the event of any sale or sales of said land and Building or of said lease, or in the event of a lease of said Building, or of the land and Building, the said Owner shall be and hereby is entirely freed and relieved of all covenants and obligations of Owner hereunder from and after the date of such transfer or lease, and it shall be deemed and construed without further agreement between the parties or their successors in interest, or between the parties and the purchaser, at any such sale, or the said lessee of the Building, or of the land and Building, that the purchaser or the lessee of the Building has assumed and agreed to carry out any and all covenants and obligations of Owner, hereunder. The words "re-enter" and "re-entry" as used in this lease are not restricted to their technical legal meaning. The term "business days" as used in this lease shall exclude Saturdays (except such portion thereof as is covered by specific hours in Article 29 hereof), Sundays and all days designated as holidays by the applicable Building service union employees service contract or by the applicable Operating engineers contract with respect to HVAC service.

32. ADJACENT EXCAVATION - SHORING:

          If an excavation shall be made upon land adjacent to the Demised Premises, or shall be authorized to be made, Tenant shall at reasonable times and upon reasonable prior notice except in emergency cases afford to the person causing or authorized to cause such excavation, license to enter upon the Demised Premises for the purpose of doing such work as said person shall deem necessary to preserve the wall or the Building of which Demised Premises form a part from injury or damage and to support the same by proper foundations without any claim for damages or indemnity against Owner, or diminution or abatement of rent. Nothing contained herein shall prevent Tenant from proceeding against any owner of said adjacent land performing said work to the extent allowed by applicable law.

33. RULES AND REGULATIONS:

          Tenant and Tenant's servants, employees, agents, visitors, and licenses shall observe faithfully, and comply strictly with, the Rules and Regulations and such other and further reasonable Rules and Regulations as Owner or Owner's agents may from time to time adopt. Notice of any additional rules or regulations shall be given in such manner as Owner may elect. In case Tenant disputes the reasonableness of any additional Rule or Regulation hereafter made or adopted by Owner or Owner's agents, the parties hereto agree to submit the question of the reasonableness of such Rule or Regulation for decision to the New York office of the American Arbitration Association, whose determination shall be final and conclusive upon the parties hereto. The right to dispute the reasonableness of any additional Rule or Regulation upon Tenant's part shall be deemed waived unless the same shall be asserted by service of a notice, in writing upon Owner within ten (10) days after the giving of notice thereof. Nothing in this lease contained shall be construed to impose upon Owner any duty or obligation to enforce the Rules and Regulations or terms, covenants or conditions in any other lease, as against any other tenant and Owner shall not be liable to Tenant for violation of the same by any other tenant, its servants, employees, agents, visitors or licensees. Owner shall not enforce or fail to enforce any Rules or Regulations so as to apply the same against Tenant in a discriminatory manner.



                             IMPORTANT - PLEASE READ

                      RULES AND REGULATIONS ATTACHED TO AND
                            MADE A PART OF THIS LEASE
                         IN ACCORDANCE WITH ARTICLE 33.

1. The sidewalks, entrances, driveways, passages, courts, elevators, vestibules, stairways, corridors or halls shall not be obstructed or encumbered by any Tenant or used for any purpose other than for ingress to and egress from the Demised Premises and for delivery of merchandise and equipment in a prompt and efficient manner using elevators and passageways designated for such delivery by Owner. There shall not be used in any space, or in the public hall of the Building, either by any Tenant or by jobbers or others in the delivery or receipt of merchandise, any hand trucks except those equipped with rubber tires and sideguards. If said premises are situated on the ground floor of the Building, Tenant thereof shall further, at Tenant's expense, keep the sidewalk and curb in front of said premises clean and free from ice, snow, dirt and rubbish.

2. The water and wash closets and plumbing fixtures shall not be used for any purposes other than those for which they were designed or constructed and no sweepings, rubbish, rags, acids or other substances shall be deposited therein, and the expense of any breakage, stoppage, or damage resulting from the violation of this rule shall be borne by the Tenant who, or whose clerks, agents, employees or visitors, shall have caused it.

3. No carpet, rug or other article shall be hung or shaken out of any window of the Building; and no Tenant shall sweep or throw or permit to be swept or thrown from the Demised Premises any dirt or other substances into any of the corridors or halls, elevators, or out of the doors or windows or stairways of the Building and Tenant shall not use, keep or permit to be used or kept any foul or noxious gas or substance in the Demised Premises, or permit or suffer the Demised Premises to be occupied or used in a manner offensive or objectionable to Owner or other occupants of the Building by reason of unreasonable noise, odors, and/or vibrations or interfere in any way with other tenants or those having business therein, nor shall any animals or birds be kept in or about the Building. Smoking or carrying lighted cigars or cigarettes in the elevators of the Building is prohibited.

4. No awnings or other projections shall be attached to the outside walls of the Building without the prior written consent of Owner.

5. No sign, advertisement, notice or other lettering shall be exhibited, inscribed, painted or affixed by any Tenant on any part of the outside of the Demised Premises or the Building or on the inside of the Demised Premises if the same is visible from the outside of the premises without the prior written reasonable consent of Owner (with respect to interior signage only), except that the name of Tenant may appear on the entrance door of the premises. In the event of the violation of the foregoing by any Tenant, Owner may remove same without any liability, and may charge the expense incurred by such removal to Tenant or Tenants violating this rule. Interior signs on doors and directory tablet shall be inscribed, painted or affixed for each Tenant by Owner at the expense of such Tenant, and shall be of a size, color and style acceptable to Owner.

6. Except as provided in Article 3 hereof, Tenant shall not mark, paint, drill into, or in any way deface any part of the Demised Premises or the Building of which they form a part. No boring, cutting or stringing of wires shall be permitted, except with the prior written consent of Owner, and as Owner may direct. No Tenant shall lay linoleum, or other similar floor covering, so that the same shall come in direct contact with the floor of the Demised Premises, and, if linoleum or other similar floor covering is desired to be used as interlining of builder's deadening felt shall be first affixed to the floor, by a paste or other material, soluble in water, the use of cement or other similar adhesive material being expressly prohibited.

7. No additional locks or bolts of any kind shall be placed upon any of the doors or windows by any Tenant, nor shall any changes be made in existing locks or mechanism thereof without delivering a copy thereof to Owner. Each Tenant must, upon the termination of his Tenancy, restore to Owner all keys of stores, offices and toilet rooms, either furnished to, or otherwise procured by, such Tenant, and in the event of the loss of any keys, so furnished, such Tenant shall pay to Owner the cost thereof.

8. Freight, furniture, business equipment, merchandise and bulky matter of any description shall be delivered to and removed from the premises only on the freight elevators and through the service entrances and corridors, and only during hours and in a manner reasonably approved by Owner. Owner reserves the right to inspect all freight to be brought into the Building and to exclude from the Building all freight which violates any of these Rules and Regulations of the lease or which these Rules and Regulations are a part.

9. Canvassing, soliciting and peddling in the Building is prohibited and each Tenant shall cooperate to prevent the same.

10. Owner reserves the right to exclude from the Building between the hours of 6 P.M. and 8 A.M. and at all hours on Sundays, and legal holidays all persons who do not present a pass to the Building signed by Owner. Owner will furnish passes to persons for whom any Tenant requests same in writing. Each Tenant shall be responsible for all persons for whom he requests such pass and shall be liable to Owner for all acts of such persons.

11. Owner shall have the right to prohibit any advertising by any Tenant which in Owner's reasonable opinion, tends to impair the reputation of the Building or its desirability as a Building for offices, and upon written notice from Owner, Tenant shall refrain from or discontinue such advertising.

12. Except in the normal conduct of Tenant's business and in compliance with legal requirements, Tenant shall not bring or permit to be brought or kept in or on the Demised Premises, any inflammable, combustible or explosive fluid, material, chemical or substance, or cause or permit any odors of cooking or other processes, or any unusual or other objectionable odors to permeate in or emanate from the Demised Premises.

13. If the Building contains central air conditioning and ventilation, Tenant agrees to keep all windows closed at all times and to abide by all rules and regulations issued by the Owner with respect to such services. If Tenant requests air conditioning or ventilation after the usual hours, Tenant shall give 48 hour notice in writing to the Building superintendent prior to 3:00 P.M. in the case of services requested on week days, and prior to 3:00 P.M. on the day prior in the case of after hours service requested on weekends or on holidays.

14. Tenant shall not move any safe, heavy machinery, heavy equipment, bulky matter, or fixtures into or out of the Building without Owner's prior written consent. If such safe, machinery, equipment, bulky matter or fixtures requires special handling, allow work in connection therewith shall comply with the Administrative Code of the City of New York and all other laws and regulations applicable thereto and shall be done during such hours as Owner may designate.

34. SECURITY:

          (a) Tenant shall upon execution of this lease deposit with Owner the sum of THREE HUNDRED EIGHTY THOUSAND AND 00/100 ($380,000.00) DOLLARS (the "Security") which shall be held by Owner as hereinafter provided.

          The Security shall be held by Owner as security for the faithful performance and observance by Tenant of the terms, provisions and conditions in respect of this Lease, including but not limited to the payment of Basic Annual Rent, Rent and/or additional rent beyond any applicable grace, notice and/or cure periods. Owner may use, apply or retain the whole or any part of the security so deposited to the extent required for the payment of any Basic Annual Rent, Rent and/or additional rent or any other sum as to which Tenant is in default beyond applicable notice, grace and cure periods or for any other sum as to which Owner may expend or may be required to extend by reason of Tenant's default beyond applicable notice, grace and cure periods in respect of any of the terms, covenants and conditions of this Lease, including but not limited to, any damages or deficiency in the reletting of the Demised Premises, whether such damages or deficiency accrued before or after summary proceedings or other re-entry by Owner. In the event that Tenant shall fully and faithfully comply with all of the terms, provisions, covenants and conditions of this Lease, the Security shall be returned to Tenant within thirty (30) days after the date fixed as the end of the lease and after delivery of entire possession of the Demised Premises to the Owner. In the event of a sale or leasing of the Building, of which the Demised Premises form a part, Owner shall transfer the Security to the vendee or lessee who expressly assumes the rights and obligations of Owner under this lease, and Owner shall thereupon be released by Tenant from all liability for the return of such Security; and Tenant agrees to look to the new Owner solely for the return of said Security; and it is agreed that the provisions hereof shall apply to every transfer or assignment made of the Security to a new Owner. Tenant further covenants and agrees that it will not assign or encumber or attempt to assign or encumber the Security and that neither Owner nor its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance, except as permitted pursuant to Article 11 hereof.

          (b) If Tenant makes any portion of the Security in cash then Owner covenants and agrees to deposit same in an interest bearing account or certificate. Owner shall be entitled to and shall be paid 1% per annum for administration of such security account or certificate. The remainder of the interest on such account or certificate shall belong to Tenant. Notwithstanding the foregoing, Owner shall have no obligation to deposit the security in an interest bearing account or certificate and no interest shall be payable hereunder to Tenant unless Tenant's social security number or employer identification number is furnished in writing to Owner. Tenant's employer identification number is 946181186.

          (c) In lieu of the cash security provided for in above, Tenant may deliver to Owner, an irrevocable, clean, "Evergreen" commercial letter of credit in the amount of THREE HUNDRED EIGHTY THOUSAND AND 00/100 ($380,000.00) DOLLARS (the "Letter"), issued by a bank which is authorized by the State of New York to conduct banking business in New York State and is a member of the New York Clearing House Association, which shall permit Owner (a) to draw thereon up to the full amount of the credit evidenced thereby in the event of any default by Tenant in the terms, provisions, covenants or conditions of this Lease after the expiration of applicable notice, grace and cure periods or (b) to draw the full amount thereof to be held as cash security pursuant to Article hereof if for any reason the Letter is not renewed within thirty (30) days prior to its expiration date. The Letter (and each renewal thereof) shall (i) be for a term of not less than one (1) year (except that the last Letter shall be for a term expiring thirty (30) days after the Expiration Date), (ii) expressly provide for the issuing bank to notify Owner in writing not less than thirty (30) days prior to its expiration as to its renewal or non-renewal, as the case may be, and (iii) if not so renewed each year (or later period of expiration) shall be immediately available for Owner to draw up to the full amount of such credit (to be held as cash security). Not less than thirty (30) days prior to the expiration date of each Letter (and every renewal thereof), Tenant shall deliver to Owner a renewal or new Letter subject to all of the conditions aforesaid, all to the intent and purposes, that a Letter in the sum of $380,000.00 shall be in effect during the entire term of this lease. Failure by Tenant to comply with the provisions of this Article shall be deemed a material default hereunder entitling Owner to exercise any and all remedies as provided in this Lease for default in the payment of fixed rent and, to draw on the existing Letter up to its full amount.

          (d) If deposited as cash security, the Security shall be deposited into an interest-bearing account earning no less than "money market rate" interest with interest accruing to the benefit of Tenant and becoming part of the Security, minus the administrative fee allowed by law to be retained by Landlord. Upon Tenant's request, Owner will remit such interest to Tenant annually, less the administrative fee allowed to be retained by Owner.

35. ESTOPPEL CERTIFICATE:

          Tenant, from time to time, within seven (7) days after Owner's request, shall execute, acknowledge and deliver to Owner a certificate stating:
(a) that this lease is unmodified and in full force and effect (or, if there have been modifications, that this lease is in full force and effect, as modified, and identifying the modifications); (b) the commencement and expiration dates of the term of this lease; (c) the dates through which Basic Annual Rent and additional rent have been paid; (d) whether or not there is any existing default by Owner with respect to which a notice of default has been delivered, and if there is any such default, specifying the nature and extent thereof; (e) that this lease is subordinate to any existing or future mortgage placed by Owner on the Building; and (f) whether or not there are any setoffs, defenses or counterclaims against the enforcement of any of the agreements, terms, covenants or conditions of this lease to be paid, complied with or performed by Tenant. Any such certificate may be relied upon by Owner and any mortgagee, purchaser or other person with whom Owner may deal. In the event that Tenant fails to deliver the certificate required under this Article 35, then same shall deemed a default hereunder.

36. SUCCESSORS AND ASSIGNS:

          The covenants, conditions and agreements contained in this lease shall bind and inure to the benefit of Owner and Tenant and their respective heirs, distributees, executors, administrators, successors, and except as otherwise provided in this lease, their assigns.

37. BROKER:

          Tenant and Owner each represent and warrant to the other that they dealt with no broker or agent in connection with this transaction other than Byrnham Wood, LLC whose commission or other compensation shall be borne solely by Tenant. Tenant and Owner each hereby agree to indemnify and hold the other harmless from any claims for brokerage commissions, other than those of the Broker, and all costs, expenses and liabilities in connection therewith, including, without limitation, reasonable attorneys' fees and expenses arising out of a breach of the representations contained in this Paragraph. The provisions of this Paragraph shall survive the termination of the lease.

38. OWNER'S LIABILITY:

          Tenant agrees that, notwithstanding any other provision of this Lease, Owner shall not be under any personal liability under this lease and, if Owner defaults hereunder, Tenant shall look solely to the interest of Owner or its successor in the Demised Premises, the Building and the land for the satisfaction of any judgment or other judicial process requiring the payment of money by Owner based upon any default hereunder, and no other assets of Owner or any such successor shall be subject to levy, execution or other enforcement procedure for the satisfaction of any such judgment or process. Upon any conveyance or transfer of the Building, the transferor shall be relieved from all liability accruing from and after said transfer.

          Owner shall not be held liable (except to the extent covered by insurance Owner is required to maintain in accordance with the provisions of this Lease) for any injury to or death of any person or persons, or injury or damage to property, from any cause, including, without limitation, theft or accident, or from steam, gas, electricity, water, rain which may seep into, issue or flow from the Building, until Owner shall have received sufficient prior actual notice of the existence of the condition causing such injury or death, so as to have enabled Owner to remedy same. In the event that it shall be determined that Owner was unreasonable in the withholding or delaying of its consent to any matter which under this lease Owner's consent is necessary, then Tenant's sole and exclusive remedy shall be to seek and obtain an injunction requiring the granting of such consent. Tenant hereby waives any claim that it may have asserted for damages as a result of Owner's failure or delay in the granting of such consent unless it is determined in an action or proceeding that Owner has withheld such consent arbitrarily and in bad faith.

          Notwithstanding the foregoing, Tenant shall have the right to determine any dispute between Owner and Tenant under Article 11 or whenever Owner has agreed not to unreasonably withhold or delay its consent by arbitration in the City of New York in accordance with the provisions of this Section. Within ten (10) business days next following the giving of any notice by Tenant to Owner stating that it wishes such dispute to be so determined, Owner and Tenant shall each give notice to each other setting forth the name and address of an impartial arbitrator designated by the party giving notice. If either party shall fail to give notice of such designation within said ten (10) business days, then the arbitrator chosen by the other side shall make the determination alone. The two arbitrators shall designate a third arbitrator. If the two arbitrators shall fail to agree upon the designation of a third arbitrator within five (5) business days after the designation of the second arbitrator, then either party may apply to the Supreme Court of the State of New York or to any other court having jurisdiction, requesting the designation of such arbitrator. All arbitrators shall be persons who shall have had at least ten (10) years continuous experience in the business of managing real estate or acting as real estate agents or brokers in the Borough of Manhattan. The three arbitrators shall conduct such hearings as they deem appropriate, making their determination in writing and give notice to Owner and Tenant of their determination as soon as practicable, and if possible, within five (5) business days after the designation of the third arbitrator; the concurrence of any two of said arbitrators shall be binding upon Owner and Tenant. The sole question to be determined shall be whether or not Owner has unreasonably withheld or delayed its consent or approval, and the sole remedy shall be the determination that such consent or approval must be granted. The determination in any arbitration held pursuant to this Section shall be final and binding upon Owner and Tenant. Each party shall pay its own counsel fees and expenses, if any, in connection with any arbitration under this Section, including the expenses and fees of any arbitrator selected by it in accordance with provisions of this Section, and the parties shall share all other expenses and fees of any such arbitration. The arbitrators shall be bound by the provisions of this Lease, and shall not add to, subtract from or otherwise modify such provisions.

39. INSURANCE:

          A. Tenant, at its expense, shall maintain at all times during the term of this lease (i) public liability insurance in respect of the Demised Premises and the conduct or operation of business therein, with Owner and its managing agent (presently Eastgate Realty Corp., 410 Park Avenue, New York, New York 10022 (and Owner shall give Tenant written notice of any change or any additional or substitute managing agent prior to Tenant's requirement to name such managing agent as additional party insured)), if any, and each mortgagee whose name and address shall previously have been furnished to Tenant, as additional named insureds, with limits of not less than $3,000,000 combined single limit for bodily injury or death to one person and $5,000,000 if more than one person and $1,000,000 for property damage, and (ii) insurance against such other hazards and in such amounts as is customarily carried by tenants in similar office Buildings, as Owner reasonably may request. Tenant shall deliver to Owner and any additional named insured such fully paid-for policies or certificates of insurance, in form and substance reasonably satisfactory to Owner, issued by the insurance company or its authorized agent, on or before the execution and delivery of this lease. Tenant shall procure and pay for renewals of such insurance from time to time before the expiration thereof, and Tenant shall deliver to Owner and any additional named insured a renewal policy or certificate thereof at least 30 days before the expiration of any existing policy. All such policies shall be issued by companies of recognized responsibility licensed to do business in New York State, and all such policies shall contain a provision whereby the same cannot be canceled or modified unless Owner and any additional insured(s) are given at least 30 days' prior written notice of such cancellation or modification (which provision shall also appear on the certificates delivered to Owner hereunder). Owner may from time to time require that the amount and types of insurance to be maintained by Tenant under this Paragraph be increased and/or modified, so that the amount and types thereof adequately protects Owner's interest, provided Owner does not discriminate against Tenant in such regard.

          B. Each party hereby releases the other party (which term as used in this paragraph includes the employees, agents, officers and directors of the other party) from all liability whether for negligence or otherwise, in connection with loss covered by any insurance policies which the releasor carries with respect to the Demised Premises, the Building or property therein or, thereon (whether or not such insurance is required to be carried under this Lease), but only to the extent that such loss is collected under said insurance policies. Such release is also conditioned upon the inclusion in the policy or policies of a provision whereby any such release shall not adversely affect said policies or prejudice any right of the releasor to recover thereunder. Each party agrees that its insurance policies, aforesaid, will include such a provision so long as the same shall be obtainable without extra cost, or if extra cost shall be charged therefor, each party shall advise the other thereof of the amount of the extra cost, and the other party, at its election, may pay the same, but shall not be obligated to do so.

          All insurance maintained by Tenant pursuant to this Article 39 shall name Owner, and any mortgagee as additional party insured as provided in 39A above, and shall provide that any loss shall be payable (other than liability insurance) to Owner notwithstanding any act or failure to act or negligence of Owner, Tenant or any other person, and shall provide that no cancellation, reduction in amount or material change in coverage thereof will be effective until at least ten days after receipt by Owner of written notice thereof, and shall be reasonably satisfactory to Owner in all other respects.

          C. If at any time Tenant shall neglect or fail to provide or maintain insurance or to deliver insurance policies in accordance with this Article 39, then after sixty (60) days notice to Tenant Owner may effect such insurance as agent for Tenant, by taking out policies in a company satisfactory to Owner, and the reasonable amount of the premiums paid for such insurance shall be paid by Tenant to Owner within twenty (20) days of demand. Owner, in addition to Owner's other rights, powers and remedies, shall be entitled to recover as damages for any breach of this Article 39 the uninsured amount of any liability, claim, loss, damage or expense, including reasonable attorneys' fees, suffered or incurred by Owner, and shall not be limited in the proof of damages which Owner may claim against Tenant to the amount of the insurance premiums not paid or incurred by Tenant which would have been payable for such insurance.

          D. Owner shall maintain casualty insurance covering the Building in amounts required by any mortgagee then holding a mortgage encumbering the Building.

40. OWNER NOT BOUND:

          It is understood and agreed that Owner shall be under no obligation hereunder until this lease has been executed by both parties and delivered to both parties. Owner's deposit of any checks delivered by Tenant in connection with Tenant's execution of this lease shall not constitute Owner's execution and delivery of this lease.

41. MODIFICATIONS REQUESTED BY LENDER:

          If, in connection with obtaining financing or refinancing for the Building of which the Demised Premises form a part, a banking, insurance or other institutional lender shall request reasonable modifications to this lease as a condition to such financing or refinancing, Tenant shall not unreasonably withhold or delay its consent thereto, provided such modifications do not materially and adversely affect the leasehold interest hereunder or increase Tenant's obligations hereunder, except to the extent that Tenant may be required to give notices of any defaults by Owner to such lender or permit the curing of such defaults by such lender together with the granting of such additional time for such curing as may be required for such lender to get possession of the Building. In no event shall a requirement that the consent of any such lender be given for any modification of this lease be deemed to materially and adversely affect the leasehold interest hereby created.

42. HOLDOVER:

          A. If Tenant shall then hold over after the expiration of the term of this lease, irrespective of whether or not Owner accepts rent from Tenant for a period beyond the expiration of the term hereof, the parties hereby agree that Tenant's occupancy of the Demised Premises after the expiration of the term shall be under a month-to-month tenancy commencing on the first day after the expiration of the term, which tenancy shall be upon all of the terms set forth in this lease except Tenant shall pay on the first day of each month of the holdover period as use and occupancy, an amount equal to 150% of the sum of the Basic Annual Rent and Additional Rent payable by Tenant during the last month of the term of this lease for the first sixty (60) days of any holdover period and 175% of such sum for all periods thereafter.

          B. Anything to the foregoing notwithstanding, the acceptance of any use and occupancy paid by Tenant pursuant to Paragraph 42A above shall not preclude Owner from commencing and prosecuting a holdover or summary eviction proceeding, and the preceding sentence shall be deemed to be an "agreement expressly providing otherwise" within the meaning of Section 223-c of the Real Property Law of the State of New York.

          C. If Tenant shall hold over or remain in possession of any portion of the Demised Premises beyond the Expiration Date, Tenant shall be subject not only to summary proceedings and all damages related thereto, but also to any damages arising out of any lost opportunities (and/or new leases) by Owner to re-let the Demised Premises (or any part thereof). All damages to Owner by reason of such holding over by Tenant may be the subject of a separate action and need not be asserted by Owner in any summary proceedings against Tenant. Nothing contained herein shall be deemed Owner's consent to such holding over by Tenant or any party claiming through or under Tenant.

43. AUTHORIZATIONS:

          A. The individual signatories to this lease each represent that they are duly authorized to execute this document. Upon Owner's request, Tenant will execute and deliver to Owner a Secretary's Certificate setting forth the authority of the officer executing the lease by and on Tenant's behalf.

          B. Tenant represents that it is qualified and authorized to do business in the State of New York.

44. AS-IS:

          Tenant acknowledges that it has inspected the Demised Premises and agrees to accept possession thereof in its then "as-is" physical condition on the date the Demised Premises are delivered to Tenant it being understood and agreed that Owner shall not be obligated to make any improvements, alterations or repairs to the Demised Premises.

45. MISCELLANEOUS:

          A. Tenant shall reimburse Owner for all reasonable out-of-pocket attorneys' fees incurred in connection with actions to compel compliance by Tenant with any provision of this lease or to recover damages resulting from non- compliance. Such amounts shall be deemed additional rent and shall be within twenty (20) days after demand.

          B. Neither this lease nor any memorandum thereof shall be recorded.

          C. The failure of Owner or Tenant to insist upon a strict performance of any term, covenant or condition herein shall not be deemed a waiver of any rights or remedies that Owner or Tenant may have or a waiver of any subsequent breach or default.

          D. If any provision of this lease shall be unenforceable or invalid, such unenforceability or invalidity shall not affect any other provision of this lease.

          E. Tenant shall not cause or permit any Hazardous Materials (hereinafter defined) to be used, stored, transported, released, handled, produced or installed in, on or from the Demised Premises or the Building other than products associated with the cleaning and maintenance of the Demised Premises and/or photocopier toner. "Hazardous Materials", as used herein, shall mean any flammables, explosives, radioactive materials, hazardous wastes, hazardous and toxic substances or related materials, asbestos or any material containing asbestos, or any other substance or material included in the definition of "hazardous substances", hazardous wastes", "hazard materials", "toxic substances", "contaminants" or any other pollutant, or otherwise regulated by any Federal, state or local environmental laws, ordinance, rule or regulation including, without limitation, the Comprehensive Environmental Response Compensation and Liability Act of 1980, as amended, the Hazardous Materials Transportation Act, as amended, the Resource Conservation and Recovery Act, as amended, and in the regulations adopted and publications promulgated pursuant to each of the foregoing. In the event of a violation of any of the foregoing provisions of this Paragraph, Owner may, without notice and without regard to any grace period contained herein, take all remedial action deemed necessary by Owner to correct such condition and Tenant shall reimburse Owner for the cost thereof, within twenty (20) days of demand, as additional rent.

          F. The terms and provisions of this Lease are subject to the approval of the Building's lender of the terms contained herein. Owner's execution of this Lease shall not be deemed a representation by Owner that it has either obtained such lender's consent of the terms of this Lease or that such lender's right to approve the terms hereof was inapplicable or waived.

          G. With respect to any multi-tenant floor, Tenant shall, at Tenant's sole cost and expense, within thirty (30) days after the Commencement Date, install Building standard signage comparable and appropriate for a first class office building identifying Tenant and the location of the Demised Premises in the common elevator lobby, such signage to be installed in a location designated by Owner in its sole discretion and otherwise in a manner and design reasonably approved by Owner.

46. ADDENDUM TO ARTICLE 24:

          Tenant acknowledges and agrees that Owner has advised Tenant that the Demised Premises are presently subject to a lease with First Union Bank ("First Union") which lease contains an option on Owner's behalf to terminate the lease in the event of any proposed subletting of the Demised Premises by First Union.

          Owner acknowledges and agrees that Tenant has contacted First Union with respect to a proposed subletting of the Demised Premises directly from First Union. In the event that this Lease shall fail to be executed and delivered for any reason whatsoever including, without limitation, Owner not exercising its recapture option under the First Union Lease and in lieu thereof consenting to Tenant subletting the Demised Premises directly from First Union then, in such event, Tenant shall immediately reimburse Owner for all reasonable, out-of-pocket costs associated with the preparation, negotiation and drafting of this Lease including, without limitation, counsel fees incurred by Owner.

          Owner and Tenant hereby acknowledge and agree that the effectiveness of this Lease is subject to Owner delivering a so called "recapture" notice to First Union pursuant to the terms of the lease between Owner and First Union by no later than May 31, 2000. If Owner has not delivered such notice by such date, then Tenant shall have the right to terminate this Lease (in which case the terms and provisions hereof shall be of no force or effect) unless, within five
(5) business days of Tenant so terminating this Lease, Owner delivers such recapture notice to First Union and notifies Tenant of such delivery. If after delivery of such notice, First Union does not vacate the Demised Premises and surrender the same to Owner in accordance with the terms of its lease, Owner hereby agrees to promptly commence (and diligently prosecute to completion) a summary dispossess proceeding to recover possession of the Demised Premises.

          Notwithstanding the foregoing provisions of this Lease, in the event that Owner fails to deliver possession of the Demised Premises on or prior to December 31, 2000, Tenant shall have the right to terminate this Lease within the following ten (10) days by giving notice thereof to Owner. Upon receipt of such notice by Owner, all liability between the parties hereto shall be extinguished, except that Owner shall return to Tenant any monies deposited with Owner pursuant to this Lease.

47. OWNER'S CONTRIBUTION:

          In consideration of Tenant performing all of the work necessary for its occupancy of the Demised Premises and for Tenant completing such work therein, Owner agrees that if Tenant, shall have submitted to Owner (a) detailed itemization of the leasehold improvements by Tenant i.e. exclusive of soft costs except for "FF&E" as hereinafter provided (b) receipted and paid bills, (c) lien waivers to Owner to the effect that there has not been filed with respect to the building and/or the Demised Premises or any part thereof or upon Tenant's leasehold interest therein any vendor's, mechanic's, laborer's, materialman's or other lien which has not been discharged of record and (d) sign offs from all municipal authorities having jurisdiction, including without limitation, the New York City Building Department, then, in all of such events, Owner shall reimburse or cause to be reimbursed to Tenant an amount equal to the lesser of
(i) the actual cost of the building standard leasehold improvements performed by Tenant in the entire Demised Premises i.e. exclusive of soft costs or (ii) ONE HUNDRED SEVENTY EIGHT THOUSAND TWO HUNDRED SEVENTY FIVE AND 00/100 ($178,275.00) DOLLARS, representing "Owner's Contribution" to such work, it being understood and agreed that Owner's Contribution shall not exceed the sum of ONE HUNDRED SEVENTY EIGHT THOUSAND TWO HUNDRED SEVENTY FIVE AND 00/100 ($178,275.00) Dollars, and that all costs and expenses in excess of said sum shall be borne solely by Tenant. Notwithstanding the foregoing, Tenant may utilize all or any portion of Owner's Contribution solely for furniture, fixtures and equipment ("FF&E") provided, however, that Owner at Owner's sole option have the right at any time during the term of this Lease, to either require Tenant to leave all the FF&E in the Demised Premises at the expiration or sooner termination of the Lease, or to remove same as provided in Article 3 hereof.

48. TERRACE:

          Subject to all applicable legal requirements and the provisions of this lease, including, without limitation, Article 6 hereof, Tenant shall have the right, at Tenant's sole risk, to utilize the terrace area adjoining the Demised Premises solely for the purposes of entertaining Tenant and its employees, invitees and guests. Under no circumstances shall any equipment, including but not limited to, any supplementary air conditioning, be located or otherwise installed on the terrace, and Tenant shall maintain and keep the terrace in a neat and orderly like fashion.

          Tenant's  insurance  policy  to be  delivered  hereunder  shall  cover
Tenant's use of the terrace area. Tenant shall not keep any objects on the terrace which shall detract from the appearance and/or dignity of the Building.


               IN WITNESS WHEREOF, Owner and Tenant have executed this lease on the date first above written. In the presence of:

                                   OWNER:
                                   410 PARK AVENUE ASSOCIATES, L.P.
                                   --------------------------------



                                   By: /s/ Michael Alter
                                      ----------------------------



                                   TENANT:
                                   CAPITAL TRUST, INC.
                                   --------------------------------



                                   By: /s/ John R. Klopp
                                      -----------------------------
                                   Name:  John R. Klopp
                                   Title: CEO

                                    EXHIBIT A
                                   FLOOR PLAN

                                    EXHIBIT B
                             CLEANING SPECIFICATIONS


Nightly - General

          (i)  Empty ash trays and pick up paper.

          (ii) Clean all drinking fountains.

          (iii) Carpeted areas carpet swept. (4 nights)

          (iv) Vinyl Floors located in service corridor on multi-tenant floors, mopped.

          (v)  Empty waste baskets and dust furniture.

          (vi) Freshen all public corridor and lobby sand urns.

          (vii) Clean interior of all elevator cabs including floor.

          (viii) Clean exterior of main lobby hatch doors (elevators).

          (ix) Clean main lobby, lobby doors and floor.

Nightly - Lavatories

          1.   All flooring washed nightly.

          2.  All  mirrors,   powder  shelves,   bright  work,  etc.,  including
flushometers, piping and toilet seat hinges washed and polished nightly.

          3. All basins, bowls, urinals and toilet seats (both sides) washed nightly.

          4. All partitions, tile walls, dispensers and receptacles dusted nightly.

          5. Paper towel and sanitary disposal receptacles emptied and cleaned nightly.

          6. Dispenser filled with supplies (provided by Tenant on full floor occupancies).

Weekly

          1. Carpeted areas vacuum cleaned.

          2. Clean all window sills, baseboards, chair rails, and trim.

          3. Wash all dispensers and receptacles in public bathroom.

At Regular Intervals

          1. Wash all toilet walls and scrub bathroom floors (excludes private restroom. (Monthly)

          2. Clean venetian blinds. Semi-annually.

          3. Dust A/C wall and ceiling grills, wall hangings. (Semi-annually)

          4. Clean exterior windows, inside and out. (2 x a year)

                                    EXHIBIT C
                            CERTIFICATE OF OCCUPANCY

                                TABLE OF CONTENTS



1.   RENT.................................................................1

2.   OCCUPANCY............................................................3

3.   TENANT ALTERATIONS AND TENANT'S WORK.................................4

4.   MAINTENANCE AND REPAIRS..............................................6

5.   WINDOW CLEANING.....................................................

6.   REQUIREMENTS OF LAW, FIRE INSURANCE, FLOOR LOADS.....................6

7.   SUBORDINATION ATTORNMENT AND REQUEST FOR NON-DISTURBANCE.............7

8.   PROPERTY LOSS, DAMAGE, REIMBURSEMENT, INDEMNITY......................7

9.   DESTRUCTION, FIRE AND OTHER CASUALTY.................................8

10.  EMINENT DOMAIN.......................................................9

11.  ASSIGNMENT, MORTGAGE, ETC............................................9

12.  ELECTRIC CURRENT....................................................11

13.  ACCESS TO PREMISES..................................................12

14.  VAULT, VAULT SPACE, AREA............................................12

15.  CERTIFICATE OF OCCUPANCY............................................12

16.  BANKRUPTCY..........................................................12

17.  DEFAULT.............................................................13

18.  REMEDIES OF OWNER AND WAIVER OF REDEMPTION..........................13

19.  FEES AND EXPENSES...................................................14

20.  BUILDING ALTERATIONS AND MANAGEMENT.................................14

21.  NO REPRESENTATIONS BY OWNER.........................................14

22.  END OF TERM.........................................................14

23.  QUIET ENJOYMENT.....................................................14

24.  FAILURE TO GIVE POSSESSION..........................................15

25.  NO WAIVER...........................................................15

26.  WAIVER OF TRIAL BY JURY.............................................15

27.  INABILITY TO PERFORM:  FORCE MAJEURE................................15

28.  BILLS AND NOTICES...................................................16

29.  SERVICES............................................................16

30.  CAPTIONS............................................................18

31.  DEFINITIONS.........................................................18

32.  ADJACENT EXCAVATION - SHORING.......................................18

33.  RULES AND REGULATIONS...............................................19

34.  SECURITY............................................................20

35.  ESTOPPEL CERTIFICATE................................................21

36.  SUCCESSORS AND ASSIGNS..............................................21

37.  BROKER..............................................................21

38.  OWNER'S LIABILITY...................................................21

39.  INSURANCE...........................................................22

40.  OWNER NOT BOUND.....................................................23

41.  MODIFICATIONS REQUESTED BY LENDER...................................23

42.  HOLDOVER............................................................23

43.  AUTHORIZATIONS......................................................23

44.  AS-IS...............................................................23

45.  MISCELLANEOUS.......................................................24

46.  ADDENDUM TO ARTICLE 24..............................................24

47.  OWNER'S CONTRIBUTION:...............................................25

48.  TERRACE.............................................................25

EXHIBIT A
           FLOOR PLAN....................................................26

EXHIBIT B
           CLEANING SPECIFICATIONS.......................................27

EXHIBIT C
           CERTIFICATE OF OCCUPANCY......................................28



                                       29